                          CERTIFICATE OF INCORPORATION

                                       OF

                      BURLINGTON NORTHERN HOLDING COMPANY

         FIRST: The name of the corporation is Burlington Northern Holding Company.

         SECOND: The registered office of the corporation in the State of Delaware is located at 100 West 10th Street in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is 127,485,043 shares, of which 2,485,043 shall be Preferred Stock, having a par value of $10.00 per share (hereinafter referred to as the "$10 Par Value Preferred Stock"), 25,000,000 shall be Preferred Stock having no par value (hereinafter referred to as the "No Par Value Preferred Stock") (such $10 Par Value Preferred Stock and No Par Value Preferred Stock being hereinafter referred to collectively as the "Preferred Stock"), and 100,000,000 shall be Common Stock without par value.

        SECTION I--PROVISIONS RELATING TO $10 PAR VALUE PREFERRED STOCK

         1. The $10 Par Value Preferred Stock of the corporation shall constitute a single class of Preferred Stock, shall be designated "$10 Par Value Preferred Stock" and shall have a par value of $10.00 per share.


         2. The holders of $10 Par Value Preferred Stock shall be entitled to receive fully cumulative dividends when and as declared by the Board of Directors of the corporation out of funds legally available therefor at the rate of 5 1/2% of the par value per share, and no more, per annum. Such dividends shall be payable quarterly on the first day of each March, June, September and December, commencing on the first of such dates after shares of the $10 Par Value Preferred Stock are first issued, and shall be paid to holders of record on such respective dates which, with respect to the initial quarterly dividend payment date, shall not be earlier than the date on which shares of such series are first issued and, with respect to subsequent quarterly dividend payment dates, shall not exceed 50 days preceding such dividend payment dates, as may be determined by the Board of Directors in advance of the payment of the particular dividend.

         3. The corporation may at any time redeem the whole or from time to time any part of the $10 Par Value Preferred Stock at the par value thereof plus an amount equal to all dividends, if any, accrued thereon to the date designated for redemption with respect to each share so to be redeemed, and in addition thereto (except with respect to shares redeemed for purposes of the Sinking Funds referred to in paragraph 5 of this Section I) a premium per share payable upon redemption, over and above the par value thereof and any accrued dividends thereon, of $0.20 from the date of issue thereof to and including March 1, 1983; $0.10 from March 2, 1983 to and including March 1, 1985; and such shares shall be redeemable without premium thereafter.

         4. In the event of any liquidation, dissolution or winding up of the corporation, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the corporation ranking junior to the $10 Par Value Preferred Stock upon liquidation, the holders of the shares of the $10 Par Value Preferred Stock shall be entitled to receive a payment at the rate of $10 per share, plus an amount equal to all dividends (whether or not earned or declared) accrued thereon to the date of final distribution to such holders: provided, however, that upon any voluntary liquidation, dissolution or winding up of the corporation (including any liquidation, dissolution or winding up of the corporation resulting from government seizure by right of eminent domain), the holders of shares of $10 Par Value Preferred Stock shall be entitled to receive at the time thereof, over and above the par value thereof and any accrued dividends thereon, a premium equal to the then applicable optional redemption premium fixed in paragraph 3 of this Section 1.

         5. (i) During each calendar year, as and for a Mandatory Sinking Fund the corporation shall retire through redemption in such year in the manner hereinafter provided or through the cancellation of shares purchased in such year at or below $10 per share (plus accrued dividends) 123,458 shares of $10 Par Value Preferred Stock; provided, however, that said redemptions and purchases may be made only out of the net assets of the corporation legally available therefor remaining after full cumulative dividends upon all shares of the $10 Par Value Preferred Stock then outstanding to the end of the last preceding dividend period shall have been paid, or declared and a sum sufficient for the payment thereof set apart for payment. Subject to the provisions of subparagraph (iv) of this paragraph 5, the number of shares of $10 Par Value Preferred Stock required to be retired in each year as and for the Mandatory Sinking Fund shall be subject to reduction by the application of credits in respect of the Optional Sinking Fund as provided in subparagraph
(ii) of this paragraph 5 and in respect of shares previously purchased as provided in subparagraph (iii) of this paragraph 5.

         (ii) During each calendar year, out of such net assets, as and for an Optional Sinking Fund the corporation may retire through redemption a number of shares up to but not more than 123,458 shares of $10 Par Value Preferred Stock, and retirements as and for the Optional Sinking Fund may be credited against the number of shares required to be retired as and for the Mandatory Sinking Fund for any subsequent year or years selected by the Board of Directors in its discretion, subject to the provisions of subparagraph (iv) of this paragraph 5; provided, however, that no $10 Par Value Preferred Stock may be retired as and for the Optional Sinking Fund when there exists any deficiency in the Mandatory Sinking Fund. The right to retire $10 Par Value Preferred Stock as and for the Optional Sinking Fund is noncumulative and to the extent not exercised in any year shall terminate.

         (iii) There shall be allowed to the corporation as a further credit against the number of shares to be retired as and for the Mandatory Sinking Fund for any year or years selected by the Board of Directors in its discretion, subject to the provisions of subparagraph (iv) of this paragraph 5, shares of $10 Par Value Preferred Stock which the corporation has at any time theretofore purchased at or below $10 per share (plus accrued dividends) and cancelled and which have not theretofore been used for the purpose of any such credit.

         (iv) The credits against the Mandatory Sinking Fund provided for by subparagraphs (ii) and (iii) of this paragraph 5 may not be applied to reduce the Mandatory Sinking Fund for a particular year when the effect of such application would be to relieve the corporation for more than two consecutive calendar years from the requirement of retiring in such year in the manner specified in the first sentence of subparagraph (i) of this paragraph 5 the number of shares required to be retired annually, prior to the application of said credits, as and for the Mandatory Sinking Fund.

         (v) The Mandatory Sinking Fund shall be cumulative, so that if in any calendar year the corporation shall not retire the number of shares required to be retired as and for the Mandatory Sinking Fund after the application of said credits, the obligation to retire such shares shall continue.

         (vi) Shares of $10 Par Value Preferred Stock shall be redeemed for the Mandatory or Optional Sinking Fund at the redemption price of $10 per share, plus an amount equal to the dividends accrued thereon to the redemption date. Shares of $10 Par Value Preferred Stock to be redeemed for the

Mandatory or Optional Sinking Fund shall be selected, and notice of redemption shall be given, as provided in paragraph 2 of Section III of this Article, and the corporation shall pay on such redemption from its general funds an amount equal to the accrued dividends on the shares so called for redemption.

         6. Shares of $10 Par Value Preferred Stock redeemed, purchased or otherwise acquired by the corporation (whether for the Sinking Funds or otherwise) may not be reissued.

         7. If at any time the corporation shall have failed to pay dividends in full on the $10 Par Value Preferred Stock, thereafter and until dividends in full, including all dividends on the $10 Par Value Preferred Stock outstanding accrued to the last preceding quarterly dividend payment date, shall have been declared and set apart for payment or paid, (a) the corporation without the affirmative vote or consent of the holders of at least 66 2/3% of all the $10 Par Value Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, shall not redeem less than all of the $10 Par Value Preferred Stock at such time outstanding and (b) neither the corporation nor any subsidiary shall purchase any $10 Par Value Preferred Stock except in accordance with a purchase offer made in writing to all holders of $10 Par Value Preferred Stock upon such terms as the Board of Directors in their sole discretion shall determine (which determination shall be final and conclusive) to be fair and equitable; provided, however, that nothing shall prevent the corporation from completing the redemption of shares of $10 Par Value Preferred Stock as and for the Mandatory or Optional Sinking Fund, the notice of redemption of which was mailed prior to such failure.

         8. Except when otherwise herein or by the laws of the State of Delaware specifically provided, the holders of the $10 Par Value Preferred Stock shall not be entitled to vote on any question or in any proceedings or to be represented at or to receive notice of any meeting of stockholders of the corporation; provided, however, that whenever dividends payable on the $10 Par Value Preferred Stock shall be in default in an aggregate amount equivalent to six full quarterly dividends, the holders of the $10 Par Value Preferred Stock shall have the exclusive and special right, voting as a single class separately from the holders of any other class of stock of the corporation, to elect at the next annual meeting of the stockholders of the corporation two directors of the corporation and the remaining directors shall be elected by the other class or classes of stock entitled to vote therefor. Such right of election shall continue until such time as all dividends accumulated on the $10 Par Value Preferred Stock shall have been paid in full, or declared and set apart for payment, at which time such right of election shall terminate, subject to revesting in the event of each and every subsequent default in an aggregate amount equivalent to six full quarterly dividends. In the exercise of the special voting rights provided in this paragraph 8, the holders of the $10 Par Value Preferred Stock shall have one vote per share. Nothing herein contained shall in any way restrict the power of the Board of Directors to increase or decrease the number of directors in accordance with the laws of the State of Delaware and the By-Laws of the corporation.

         9. At any annual meeting of stockholders at which the holders of the $10 Par Value Preferred Stock shall have the right of election provided in paragraph 8 of this Section I, the presence, in person or by proxy, of the holders of a majority of the $10 Par Value Preferred Stock shall be required to constitute a quorum of the $10 Par Value Preferred Stock for the election of any director by the holders of the $10 Par Value Preferred Stock. At any such meeting or adjournment thereof, (a) the absence of a quorum of the $10 Par Value Preferred Stock shall not prevent the election of the directors to be elected by the other class or classes of stock entitled to vote therefor, and the absence of a quorum of such other class or classes of stock shall not prevent the election of the directors to be elected by the $10 Par Value Preferred Stock, and (b) in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock or stocks which lack a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         10. The directors elected by the holders of the $10 Par Value Preferred Stock in exercise of the right of election provided in paragraph 8 of this Section I shall continue in office until their successors shall have been elected by such holders or until termination of such right of election. The vacancies in the Board of Directors so occurring upon the termination of such right of election shall be filled by the majority vote of the remaining directors. Any vacancies in the Board of Directors occurring during any period when the holders of the $10 Par Value Preferred Stock have such right of election shall be filled only by vote of a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant.

         11. So long as any $10 Par Value Preferred Stock is outstanding, the corporation will not:

                 (a) declare, or pay, or set apart for payment, any dividends (other than dividends payable in shares of stock of the corporation ranking junior to the $10 Par Value Preferred Stock, both as to dividends and upon liquidation) or make any distribution, on any class or classes of stock of the corporation ranking junior to the $10 Par Value Preferred Stock either as to dividends or upon liquidation, and will not redeem, purchase or otherwise acquire, whether voluntarily, for a mandatory or optional sinking or retirement fund or otherwise, or permit any subsidiary to purchase or otherwise acquire, any shares of any such junior class if at the time of making such declaration, payment, distribution, redemption, purchase or acquisition the corporation shall be in default with respect to any dividend payable on the $10 Par Value Preferred Stock or any obligation to redeem shares of the $10 Par Value Preferred Stock pursuant to any mandatory sinking or retirement fund; provided, however, that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior class in exchange for, or out of the net cash proceeds from the substantially concurrent sale of, shares of any class of stock of the corporation ranking junior to the $10 Par Value Preferred Stock both as to dividends and upon liquidation;

                 (b) without the affirmative vote or consent of the holders of at least 66 2/3% of all the $10 Par Value Preferred Stock at the time outstanding, voting together as a single class separately from the holders of any other class of stock of the corporation, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, (i) create any other class or classes of stock ranking prior to the $10 Par Value Preferred Stock, either as to dividends or upon liquidation, or increase the authorized number of shares of any such other class of stock or (ii) amend, alter or repeal any of the provisions of this Article so as to adversely affect the preferences, special rights or powers of the $10 Par Value Preferred Stock; provided, however, that no vote or consent of the $10 Par Value Preferred Stock shall be required for increasing the authorized amount of the $10 Par Value Preferred Stock or for the creation of one or more classes of preferred stock so long as such class or classes do not rank prior to the $10 Par Value Preferred Stock, either as to dividends or upon liquidation; and

                 (c) without the affirmative vote or consent of the holders of at least a majority of all the $10 Par Value Preferred Stock at the time outstanding, voting as a single class separately from the holders of any other class of stock of the corporation, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, voluntarily dissolve, liquidate or wind up.


        SECTION II--PROVISIONS RELATING TO NO PAR VALUE PREFERRED STOCK

Part A. $9.00 Series No Par Value Preferred Stock.

         1. There shall be a series of the No Par Value Preferred Stock to be known as "$9.00 Series No Par Value Preferred Stock" (hereinafter referred to as the "$9 Preferred Stock"), consisting of 510,000 shares of No Par Value Preferred Stock.

         2. The holders of the $9 Preferred Stock shall be entitled to receive fully cumulative dividends, when and as declared by the Board of Directors of the corporation out of funds legally available therefor, at the rate of $9.00 per share, and no more, per annum. Such dividends shall be payable quarterly on the first day of each March, June, September and December, commencing on the first of such dates after shares of the $9 Preferred Stock are first issued, and shall be paid to holders of record on such respective dates which, with respect to the initial quarterly dividend payment date, shall not be earlier than the date on which shares of such series are first issued and, with respect to subsequent quarterly dividend payment dates, shall not exceed 50 days preceding such dividend payment dates, as may be determined by the Board of Directors in advance of the payment of the particular dividend.

         3. The corporation may at any time redeem the whole or from time to time any part of the $9 Preferred Stock at $100 per share plus an amount equal to all dividends, if any, accrued thereon to the date designated for redemption with respect to each share so to be redeemed, and in addition thereto a premium per share payable upon redemption, over and above the $100 per share and any accrued dividends thereon, as follows:


                   IF REDEEMED DURING
                   THE TWELVE MONTHS
                   BEGINNING MARCH 1,                 A PREMIUM OF
                   -----------------                  ------------
                          1981                           $7.00
                          1982                            6.00
                          1983                            5.00
                          1984                            4.00
                          1985                            3.00
                          1986                            2.00
                          1987                            1.00
                          1988                            None

provided, however, that prior to March 1, 1984 the corporation shall not redeem any of the $9 Preferred Stock at its option, directly or indirectly, from the proceeds of or in anticipation of any refunding operation involving the incurring of debt or the issuance of preferred stock ranking equal or prior to the $9 Preferred Stock in respect of dividends or preference on liquidation and having a cost to the corporation, computed in accordance with generally accepted financial practice, of less than 9% per annum.

         4. In the event of any liquidation, dissolution or winding up of the corporation, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for the holders of any shares of stock of the corporation ranking junior to the $9 Preferred Stock upon liquidation, the holders of the $9 Preferred Stock shall be entitled to receive a payment at the rate of $100 per share plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders; provided, however, that upon any voluntary liquidation, dissolution or winding up of the corporation (including any liquidation, dissolution or winding up of the corporation resulting from government seizure by right of eminent domain), the holders of the $9 Preferred Stock shall be entitled to receive at the time thereof, over and above the amount of $100 per share and any accrued dividends thereon, a premium per share equal to the then applicable optional redemption premium fixed in paragraph 3 of this Part A.

         5. (a) On March 1 in each year, commencing in 1985, the corporation shall retire through redemption 102,000 shares of $9 Preferred Stock (such number and redemption price to be adjusted appropriately in the event of any stock split, issuance of additional shares of such series pursuant to paragraph 8 of this Part A, combination or any other recapitalization and such number, so adjusted if appropriate, to be reduced by a percentage obtained by dividing such number of shares of $9 Preferred Stock, if any, which the corporation has, at any time prior to the record date for redemption, acquired by purchase or redemption or otherwise retired except pursuant to paragraph 3 of this Part A or this paragraph 5 by 510,000 (or 510,000 as adjusted pursuant to the first clause in this parenthetical)) at a redemption price of $100 per share plus an amount equal to all dividends, if any, accrued thereon to the date designated for redemption; provided, however, that such redemptions may be made only out of the net assets of the corporation legally available therefor remaining after full cumulative dividends upon all of the shares of $9 Preferred Stock and upon any other shares of equal rank therewith as to dividends then outstanding to the end of the last preceding dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart for payment.

         (b) The obligation of the corporation to retire shares of $9 Preferred Stock pursuant to subparagraph (a) of this paragraph 5 shall be cumulative so that, if in any calendar year the corporation shall not retire the number of shares of such series so required to be retired, the obligation to retire such shares shall continue and funds legally available therefor shall be applied for such purpose until such obligation is discharged.

         6. Notwithstanding the provisions of paragraph 2(a) of Section III of this Article, if less than all of the $9 Preferred Stock then outstanding is to be redeemed pursuant to paragraphs 3 or 5 of this Part A, the corporation shall prorate, as nearly as practical, the shares to be redeemed among all registered holders of shares of such series in proportion to the respective number of shares of such series held by each such holder.

         7. If at any time the corporation shall have failed to pay, or declare and set apart for payment, dividends accrued on the $9 Preferred Stock to the last preceding quarterly dividend payment date, or shall have failed to redeem, or to set aside funds necessary for the redemption of, the number of shares required to be redeemed pursuant to subparagraph (a) of paragraph 5 of this Part A, thereafter and until such dividends shall have been paid, or sums sufficient for the payment thereof shall have been set apart for payment, or until such shares shall have been redeemed, or funds necessary for the redemption thereof shall have been set aside, as the case may be, (i) the corporation shall not exercise any optional right to redeem any Preferred Stock of any other class or series or less than all of the $9 Preferred Stock at the time outstanding and (ii) neither the corporation nor any subsidiary shall purchase any Preferred Stock except in accordance with a purchase offer made in writing to all holders of Preferred Stock of all classes and series upon such terms as the Board of Directors, in its sole discretion after consideration of the respective annual dividend rates and other relative rights and preferences of the respective classes and series, shall determine will result in fair and equitable treatment among the respective classes and series. Nothing in this paragraph 7 shall prevent the corporation from completing the redemption of any Preferred Stock of any class or series, notice of the redemption of which was mailed prior to any failure to pay dividends on or redeem shares of the $9 Preferred Stock.

         8. So long as any of the $9 Preferred Stock is outstanding, the corporation will not, without the affirmative vote or consent, in addition to any other vote or consent required hereby or by the laws of the State of Delaware, of the holders of at least a majority of the shares of such series at the time outstanding, voting as a single class separate from the holders of any class or series of stock of the corporation, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, increase the authorized number of shares of $9 Preferred Stock to more than 510,000 or increase the aggregate amount payable pursuant to paragraph 4 of this Part A upon any involuntary liquidation, dissolution or winding up of the corporation to more than $51,000,000 plus accrued dividends, if any.

         9. Any shares of $9 Preferred Stock which shall at any time have been redeemed, purchased or otherwise acquired by the corporation (whether pursuant to paragraph 3 or subparagraph (a) of paragraph 5 of this Part A or otherwise) shall cease to be shares of such series and may not be reissued as shares of such series but shall, after such redemption, purchase or other acquisition, have the status of authorized but unissued shares of the No Par Value Preferred Stock without designation as to series until once more designated as part of a particular series by the Board of Directors.

Part B. $2.125 Series No Par Value Preferred Stock, $25 Redemption Value.

         1. There shall be a series of the No Par Value Preferred Stock to be known as "$2.125 Series No Par Value Preferred Stock, $25 Redemption Value" (hereinafter referred to as the "$2.125 Preferred Stock"), consisting of 1,340,023 shares of the No Par Value Preferred Stock.

         2. The holders of the $2.125 Preferred Stock shall be entitled to receive fully cumulative dividends, when and as declared by the Board of Directors of the corporation out of funds legally available therefor, at the rate of $2.125 per share, and no more, per annum. Such dividends shall be payable quarterly on the first day of each March, June, September and December, commencing on the first of such dates after shares of the $2.125 Preferred Stock are first issued, and shall be paid to holders of record on such respective dates which, with respect to the initial quarterly dividend payment date, shall not be earlier than the date on which shares of such series are first issued and, with respect to subsequent quarterly dividend payment dates, shall not exceed 50 days preceding such quarterly dividend payment dates, as may be determined by the Board of Directors in advance of the payment of the particular dividend.

         3. The corporation may at any time on or after November 21, 1985 redeem the whole or from time to time any part of the $2.125 Preferred Stock at $25 per share plus an amount equal to all dividends, if any, accrued thereon to the date designated for redemption with respect to each share so to be redeemed, and in addition thereto a premium per share payable upon redemption over and above the $25 per share and any accrued dividends thereon, as follows:


                   IF REDEEMED DURING
                   THE TWELVE MONTHS
                       BEGINNING
                      NOVEMBER 21,                       PREMIUM
                      ------------                       -------
                          1985                            $1.40
                          1986                             1.30
                          1987                             1.15
                          1988                             1.00
                          1989                              .85
                          1990                              .70
                          1991                              .55
                          1992                              .40
                          1993                              .30
                          1994                              .15


and such shares shall be redeemable without premium thereafter; provided, however, that prior to November 21, 1990, the corporation shall not redeem any of the $2.125 Preferred Stock at its option, directly or indirectly, from the proceeds of or in anticipation of any refunding operation involving the incurring of debt or the issuance of Preferred Stock having a cost to the corporation, computed in accordance with generally accepted financial practice, of less than 8 1/2% per annum.

    4. In the event of any liquidation, dissolution or winding up of the corporation, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for the holders of any shares of stock of the corporation ranking junior to the $2.125 Preferred Stock upon liquidation, the holders of the $2.125 Preferred Stock shall be entitled to receive a payment at the rate of $25 per share, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders; provided, however, that upon any voluntary liquidation, dissolution or winding up of the corporation (including any liquidation, dissolution or winding up of the corporation resulting from government seizure by right of eminent domain), the holders of the $2.125 Preferred Stock shall be entitled to receive at the time thereof, over and above the amount of $25 per share and any accrued dividends thereon, a premium per share as follows:

                     DURING THE
                   TWELVE MONTHS
                     BEGINNING
                    NOVEMBER 21,                       PREMIUM
                    ------------                       -------
                        1980                           $2.125
                        1981                            2.00
                        1982                            1.85
                        1983                            1.70
                        1984                            1.55



and thereafter a premium per share equal to the then applicable optional redemption premium fixed in paragraph 3 of this Part B.

         5. (a) On or before December 31, 1985, but not before November 21, 1985, and on or before each December 31 thereafter, the corporation shall retire through redemption in the manner hereinafter provided a number of shares of $2.125 Preferred Stock equal to 6 2/3% of the largest number of shares of such series which shall at any time have been issued and outstanding (such number to be appropriately adjusted in the event of any stock split, combination or any other recapitalization or in the event that any shares of such series are issued after the first date on which shares are selected for redemption pursuant to this subparagraph (a)), so that all shares of $2.125 Preferred Stock will be redeemed on or before November 21, 2000; provided, however, that such redemptions may be made only out of the net assets of the corporation legally available therefor remaining after full cumulative dividends upon all of the shares of $2.125 Preferred Stock then outstanding to the end of the last preceding dividend period shall have been paid, or declared and a sum sufficient for the payment thereof set apart for payment. The number of shares required to be retired in each year pursuant to this subparagraph (a) shall be subject to reduction by the application of a credit as provided in subparagraph (c) of this paragraph 5.

         (b) On each date designated for the redemption of shares of $2.125 Preferred Stock pursuant to subparagraph (a) of this paragraph 5, out of such net assets, the corporation may at its option and in addition to shares of such series required to be retired pursuant thereto retire through redemption up to a number of shares of such series not exceeding the number of shares so required to be retired annually (prior to the application of any credits); provided, however, that no shares of such series may be retired pursuant to this subparagraph (b) when there exists any deficiency in the retirement of shares pursuant to subparagraph (a) of this paragraph 5. The right to retire shares pursuant to this subparagraph (b) is noncumulative and to the extent not exercised in any year shall terminate.

         (c) There shall be allowed to the corporation as a credit against the number of shares of $2.125 Preferred Stock required to be retired pursuant to subparagraph (a) of this paragraph 5 for any year or years selected by the Board of Directors in its discretion shares of such series which the corporation has at any time theretofore redeemed otherwise than pursuant to subparagraphs (a) and (b) of this paragraph 5, purchased or otherwise acquired and canceled and which have not theretofore been used for the purpose of any such credit.

         (d) The obligation of the corporation to retire shares of $2.125 Preferred Stock pursuant to subparagraph (a) of this paragraph 5 shall be cumulative, so that, if in any year the corporation shall not retire the number of shares so required to be retired after the application of the credit provided for in subparagraph (c) of this paragraph 5, the obligation to retire such shares shall continue and funds legally available therefor shall be applied for such purpose until such obligation is discharged.

         (e) Shares of $2.125 Preferred Stock shall be redeemed pursuant to this paragraph 5 at the redemption price of $25 per share, plus an amount equal to the dividends accrued thereon to the date designated for redemption. Notice of redemption of shares pursuant to this paragraph 5 shall be given at least 30, but not more than 50, days in advance of the date designated for redemption.

         6. If at any time the corporation shall have failed to pay, or declare and set apart for payment, dividends accrued on the $2.125 Preferred Stock to the last preceding quarterly dividend payment date, or shall have failed to redeem, or to set aside funds necessary for the redemption of, the number of shares required to be redeemed pursuant to subparagraph (a) of paragraph 5 of this Part B after the application of the credit provided for in subparagraph
(c) of such paragraph 5, thereafter and until such dividends shall have been paid, or sums sufficient for the payment thereof shall have been set apart for payment, or until such shares shall have been redeemed, or funds necessary for the redemption thereof shall have been set aside, as the case may be, (i) the corporation shall not exercise any optional right to redeem any Preferred Stock of any other class or series or less than all of the $2.125 Preferred Stock at the time outstanding and (ii) neither the corporation nor any subsidiary shall purchase any Preferred Stock except in accordance with a purchase offer made in writing to all holders of Preferred Stock of all classes and series upon such terms as the Board of Directors, in its sole discretion after consideration of the respective annual dividend rates and other relative rights and preferences of the respective classes and series, shall determine will result in fair and equitable treatment among the respective series. Nothing in this paragraph 6 shall prevent the corporation from completing the redemption of any Preferred Stock of any class or series, notice of the redemption of which was mailed prior to any failure to pay dividends on or redeem shares of the $2.125 Preferred Stock.

         7. So long as any of the $2.125 Preferred Stock is outstanding, the corporation will not:

         (a) redeem, purchase or otherwise acquire shares of any class or classes of stock of the corporation ranking junior to the $2.125 Preferred Stock either as to dividends or upon liquidation if such redemption, purchase or acquisition complies with the provisions of paragraph 2(a) of Part D of this
Section II only by application of the proviso thereof;

         (b) amend, alter or repeal any of the provisions applicable to the $2.125 Preferred Stock so as to change the dividend payable thereon, the amount payable thereon upon liquidation or redemption or the mandatory redemption provisions applicable thereto without the affirmative vote or consent of the holders of at least 66 2/3% thereof at the time outstanding, voting as a separate class, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose;

         (c) create any other class or classes of stock ranking prior to the No Par Value Preferred Stock as to dividends, sinking fund or upon liquidation, or increase the authorized number of shares of any other class or classes of stock ranking prior to the No Par Value Preferred Stock, without the affirmative vote or consent, in addition to all other votes or consents required hereby or by the laws of the State of Delaware, of the holders of at least a majority of all the No Par Value Preferred Stock at the time outstanding which shall not by the terms thereof then or thereafter be convertible into Common Stock, voting together as a single class separate from the holders of any other class, classes or series of stock of the corporation, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose; provided, however, that if such other class or classes of stock shall rank prior to less than all series of the No Par Value Preferred Stock, only the affirmative vote or consent of at least a majority of the number of shares at the time outstanding of the series so affected shall be required.

         8. Any shares of $2.125 Preferred Stock which shall at any time have been redeemed, purchased or otherwise acquired by the corporation (whether pursuant to subparagraph (a) or (b) of paragraph 5 of this Part B or otherwise) shall, except for purposes of the credit provided in subparagraph (c) of such paragraph 5, cease to be shares of such series and may not be reissued as shares of such series but shall, after such redemption, purchase or other acquisition, have the status of authorized but unissued shares of the No Par Value Preferred Stock without designation as to series until once more designated as part of a particular series by the Board of Directors.

Part C. Other Series of No Par Value Preferred Stock.

         1. The Board of Directors is expressly authorized to adopt, from time to time, a resolution or resolutions providing for the issue of No Par Value Preferred Stock in one or more series (in addition to the $9 Preferred Stock and the $2.125 Preferred Stock), to fix the number of shares in each such series and to fix the designations and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions, of each such series. The authority of the Board of Directors with respect to each such series shall include determination of the following (which may vary as between the different series of No Par Value Preferred Stock):

                 (a) The number of shares constituting the series and the distinctive designation of the series;

                 (b) The dividend rate on the shares of the series and the extent, if any, to which dividends thereon shall be cumulative;

                 (c) Whether shares of the series shall be redeemable and, if redeemable, the redemption price payable on redemption thereof, which price may, but need not, vary according to the time or circumstances of such redemption;

                 (d) The amount or amounts payable upon the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation prior to any payment or distribution of the assets of the corporation to any class or classes of stock of the corporation ranking junior to the Preferred Stock, provided, however, that the aggregate amount payable upon the shares of all series of No Par Value Preferred Stock upon voluntary or involuntary liquidation shall not exceed $500,000,000;

                 (e) Whether the shares of the series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of shares of the series and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which the shares may be redeemed or purchased through the application of such fund;

                 (f) Whether the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                 (g) The extent, if any, to which the holders of shares of the series shall be entitled to vote on any question or in any proceedings or to be represented at or to receive notice of any meeting of stockholders of the corporation; and

                 (h) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable, which shall not affect adversely any other class or series of Preferred Stock at the time outstanding and which shall not be inconsistent with the provisions of this certificate of incorporation.


Part D. All Series of No Par Value Preferred Stock.

         1. (a) Except as otherwise specifically provided by the laws of the State of Delaware or by this certificate of incorporation or by the resolution of the Board of Directors creating any series of No Par Value Preferred Stock, the holders of the No Par Value Preferred Stock shall not be entitled to vote on any question or in any proceedings or to be represented at or to receive notice of any meeting of stockholders of the corporation; provided, however, that whenever accrued dividends on any series of the No Par Value Preferred Stock shall not be paid in an aggregate amount equivalent to six full quarterly dividends, the holders of the shares of such series shall have the special right, voting together with the holders of any other series of the No Par Value Preferred Stock, if they shall then have such right, as a single class separately from the holders of any other class of stock of the corporation, to elect at the next annual meeting of the stockholders of the corporation two directors of the corporation, and the remaining directors shall be elected by the other class, classes or series of stock entitled to vote therefor. Such right of election shall continue until such time as all dividends on the shares of the series having such right accrued to the date of payment, if the date of payment shall be a quarterly dividend payment date, or to the last preceding quarterly dividend payment date, if the date of payment shall be other than a quarterly dividend payment date, shall have been paid in full, or declared and set apart for payment, at which time such right of election shall terminate, subject to revesting in the event of each and every subsequent failure to pay in an aggregate amount equivalent to six full quarterly dividends. In the exercise of the special voting rights provided in this paragraph 1, the holders of shares shall have one vote per share. Nothing herein contained shall in any way restrict the power of the Board of Directors to increase or decrease the number of directors in accordance with the laws of the State of Delaware, this certificate of incorporation and the By-Laws of the corporation.

         (b) At any annual meeting of stockholders at which holders of any series of the No Par Value Preferred Stock shall have the right of election provided in this paragraph 1, the presence, in person or by proxy, of the holders of a majority of the shares of No Par Value Preferred Stock entitled to participate in such election shall be required to constitute a quorum of such shares for the election of any director by the holders of such shares. At any such meeting or adjournment thereof, (i) the absence of a quorum of such shares of No Par Value Preferred Stock shall not prevent the election of the directors to be elected by the other class, classes or series of stock entitled to vote therefor, and the absence of a quorum of such other class, classes or series of stock shall not prevent the election of the directors to be elected by such shares of No Par Value Preferred Stock, and (ii) in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the class, classes or series of stock which lack a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         (c) The directors elected by the holders of shares of No Par Value Preferred Stock in exercise of the right of election provided in this paragraph 1 shall continue in office until their successors shall have been elected by such holders or until termination of such right of election. The vacancies in the Board of Directors so occurring upon the termination of such right of election shall be filled by the majority vote of the remaining directors. Any vacancies in the Board of Directors occurring during any period when the holders of shares of No Par Value Preferred Stock have such right of election shall be filled only by vote of a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class, classes or series of stock which elected the director whose office shall have become vacant.

         2. Except as otherwise specifically provided with respect to any series of No Par Value Preferred Stock, so long as any of the No Par Value Preferred Stock is outstanding, the corporation will not:

                 (a) declare or pay, or set apart for payment, any dividends (other than dividends payable in shares of stock of the corporation ranking junior to the No Par Value Preferred Stock, both as to dividends and upon liquidation) or make any distribution, on any class or classes of stock of the corporation ranking junior to the No Par Value Preferred Stock either as to dividends or upon liquidation, and will not redeem, purchase or otherwise acquire, whether voluntarily, for a mandatory or optional sinking or retirement fund or otherwise, or permit any subsidiary to purchase or otherwise acquire, any shares of any such junior class if at the time of making such declaration, payment, distribution, redemption, purchase or acquisition the corporation shall not have paid, or declared and set apart for payment, all dividends accrued on the No Par Value

         Preferred Stock to the date of such declaration, payment, distribution, redemption, purchase or acquisition, if such date shall be a quarterly dividend payment date, or to the last preceding quarterly dividend payment date, if such date shall be other than a quarterly dividend payment date, or shall not have redeemed, or set aside funds necessary for the redemption of, any shares of No Par Value Preferred Stock required to be redeemed pursuant to this certificate of incorporation or the resolution or resolutions of the Board of Directors creating any series of No Par Value Preferred Stock; provided, however, that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior class in exchange for, or out of the net cash proceeds from the substantially concurrent sale of, shares of any class of stock of the corporation ranking junior to the No Par Value Preferred Stock both as to dividends and upon liquidation;

                (b) without the affirmative vote or consent of the holders of at least 66 2/3% of all the No Par Value Preferred Stock at the time outstanding, voting together as a single class separate from the holders of any other class of stock of the corporation, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, (i) create any other class or classes of stock ranking prior to the No Par Value Preferred Stock, either as to dividends or upon liquidation, or increase the authorized number of shares of any such other class of stock or (ii) amend, alter or repeal any of the provisions of this Article so as to affect adversely the preferences, special rights or powers of the No Par Value Preferred Stock; provided, however, that if such amendment, alteration or repeal affects adversely the preferences, special rights or powers of one or more but not all series of No Par Value Preferred Stock at the time outstanding, only the affirmative vote or consent of at least 66 2/3% of the number of shares at the time outstanding of the series so affected shall be required; and provided, further, that no vote or consent of the No Par Value Preferred Stock shall be required to increase the authorized amount of the No Par Value Preferred Stock or for the creation of one or more classes of preferred stock so long as such class or classes do not rank prior to the No Par Value Preferred Stock, either as to dividends or upon liquidation;

                (c) without the affirmative vote or consent of the holders of at least a majority of all the No Par Value Preferred Stock at the time outstanding, voting together as a single class separately from the holders of any other class of stock of the corporation, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, voluntarily dissolve, liquidate or wind up.

            SECTION III--PROVISIONS RELATING TO ALL PREFERRED STOCK

         1. All shares of Preferred Stock shall be of equal rank as to dividends and as to distribution upon liquidation, dissolution or winding up except to the extent otherwise provided with respect to any series of the No Par Value Preferred Stock by the resolution or resolutions of the Board of Directors creating such series. If dividends shall at any time be declared or paid on shares of the Preferred Stock which are of equal rank as to dividends in any amount less than the full dividends accrued and unpaid to and including the date of such declaration or payment on all such outstanding shares, such dividends shall be divided among such shares of Preferred Stock in proportion to the aggregate amounts of dividends accrued and unpaid to such date on all such outstanding shares. If, upon any liquidation, dissolution or winding up of the corporation, the assets of the corporation, or proceeds thereof, distributable among the holders of the shares of Preferred Stock which are of equal rank as to distribution upon liquidation, dissolution or winding up shall be insufficient to pay in full the preferential amount payable with respect to such shares, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full.

         2. The provisions of this paragraph 2 shall be applicable, except to the extent otherwise provided with respect to any series of No Par Value Preferred Stock in the resolution or resolutions of the Board of Directors creating such series, to the redemption of any Preferred Stock which is redeemable under this certificate of incorporation or the resolution or resolutions of the Board of Directors creating any series of the No Par Value Preferred Stock:

                 (a) In the case of any redemption of Preferred Stock, whether with or without premium, notice of redemption shall be mailed at least 30 days in advance of the date designated for such redemption to the holders of record of the shares of Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the corporation. In order to facilitate the redemption of any shares of Preferred Stock that may be selected for redemption as provided in this paragraph 2, the Board of Directors is authorized to cause the transfer books of the corporation to be closed as to such shares at any time not exceeding 50 days prior to the date designated for redemption thereof. In case of the redemption of less than all of the $10 Par Value Preferred Stock or of any particular series of the No Par Value Preferred Stock at the time outstanding, the shares so to be redeemed shall be selected by lot or in such other equitable manner as the Board of Directors may determine.

                 (b) If notice shall have been given as aforesaid, and if on or before the redemption date the funds necessary for such redemption shall have been set aside by the corporation, separate and apart from its other funds, for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificates for shares of Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date for redemption so designated and all rights of holders of the shares of Preferred Stock so called for redemption shall forthwith, after such redemption date, cease and terminate, except the right of the holders thereof to receive the amount payable to them upon such redemption, without interest, and except the right, if any, of the holders of such shares to convert such shares on or before the third day prior to the date designated for such redemption or any other date (not later than the date designated for such redemption) specified in the resolution or resolutions of the Board of Directors creating the series of Preferred Stock of which such shares are a part. Any moneys so set aside by the corporation and unclaimed at the end of six years from the date fixed for such redemption shall revert to the general funds of the corporation after which reversion the holders of such shares so called for redemption shall look only to the corporation for payment of the amount payable to them upon such redemption and such shares shall still not be deemed to be outstanding. Any moneys so set aside by the corporation which shall not be required for such redemption because of the exercise of any conversion right of any shares to be redeemed shall revert to the general funds of the corporation forthwith.

         3. No holder of Preferred Stock as such shall have any preemptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of the corporation of any class, whether now or hereafter authorized.

         4. Except as otherwise provided in the resolution or resolutions of the Board of Directors creating a series of No Par Value Preferred Stock, dividends on all shares of Preferred Stock shall be cumulative:

                 (a) in the case of shares of Preferred Stock issued upon the merger of a wholly-owned subsidiary of the corporation into Burlington Northern Inc., a Delaware corporation which changed its name to Burlington Northern Railroad Company (hereinafter referred to as the "Railroad Company") coincident with such merger, from the last dividend payment date to which dividends have been paid in full, or declared and set apart for payment, on the shares of preferred stock of the Railroad Company in respect of which such shares of Preferred Stock have been issued or from the last dividend payment date to which dividends have been paid in full, or declared and set apart for payment, on such shares of Preferred
         Stock, whichever is later; provided, however, that if any shares of preferred stock of the Railroad Company are issued after the record date for the determination of holders entitled to receive dividends on such last dividend payment date, dividends on shares of Preferred Stock issued in respect thereof shall be cumulative from the date of issue of such preferred stock of the Railroad Company or from the last dividend payment date to which dividends have been paid in full, or declared and set apart for payment, on such shares of Preferred Stock, whichever is later; and

                  (b) in the case of all other shares of Preferred Stock, from the date on which such shares are first issued and sold or from the last dividend payment date to which dividends have been paid in full, or declared and set apart for payment, whichever is later.

         5. For the purposes of this Article:

                  (a) The term "subsidiary" shall mean any corporation of which the corporation, directly or indirectly, owns or controls such number of shares of outstanding stock as have ordinary voting power to elect a majority of the board of directors of such corporation;

                  (b) The term "outstanding", when used in reference to shares of stock, shall mean issued shares, excluding shares held by the corporation or a subsidiary and shares called for redemption funds for the redemption of which shall have been set aside in accordance with paragraph 2 of this Section III;

                  (c) The amount of dividends "accrued" on any share of Preferred Stock at any quarterly dividend payment date shall be the amount of any unpaid dividends accumulated thereon to and including such quarterly dividend payment date, whether or not earned or declared and whether or not there shall be funds legally available for the payment of dividends thereon, and the amount of dividends "accrued" on any share of Preferred Stock as at any date other than a quarterly dividend payment date shall be the amount of dividends accrued thereon at the last preceding quarterly dividend payment date plus a pro rata portion of the annual dividend for the period after such last preceding quarterly dividend payment date to and including the date as of which the calculation is made, calculated on the basis of a 360-day year of twelve 30-day months.

                  (d) Any class, classes or series of stock of the corporation shall be deemed to rank

                           (i) prior to any other class, classes or series of
                   stock of the corporation either as to dividends or upon liquidation if the holders of such class, classes or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of the class, classes or series as to which such determination is being made;

                           (ii) junior to any class, classes or series of
                   stock of the corporation either as to dividends or upon liquidation if the rights of the holders of such class, classes or series shall be subject or subordinate to the rights of the holders of the class, classes or series as to which such determination is being made in respect of the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be.

                SECTION IV--PROVISIONS RELATING TO COMMON STOCK

         1. At all times each holder of Common Stock of the corporation shall be entitled to one vote for each share of such stock standing in the name of such holder on the books of the corporation. This paragraph shall not affect the special voting rights of the Preferred Stock hereinabove set forth.

         2. No holder of the Common Stock as such shall have any preemptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of the corporation of any class, whether now or hereafter authorized.

         3. The rights of holders of the Common Stock shall be subject and subordinate to the rights of the holders of the Preferred Stock in respect of dividends and amounts distributable upon liquidation, dissolution or winding up.

         FIFTH: In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized:

                 1. To adopt, amend or repeal the By-Laws of the corporation subject to the power of the stockholders of the corporation having voting power to adopt By-Laws and to amend or repeal By-Laws adopted or amended by the Board of Directors.

                 2. To remove at any time any officer elected or appointed by the Board of Directors by such vote of the Board of Directors as may be provided for in the By-Laws. Any other officer of the corporation may be removed at any time by a vote of the Board of Directors, or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by a vote of the Board of Directors.

                 3. To establish bonus, profit sharing, stock option, stock purchase, retirement or other types of incentive or compensation plans for the employees (including officers and directors) of the corporation and to fix the terms of such plans and to determine, or prescribe the method for determining, the persons to participate in any such plans and the amount of their respective participations.

                 4. From time to time to determine whether and to what extent, and at what time and places and under what conditions and regulations, the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the corporation, except as conferred by the laws of the State of Delaware or as authorized by the Board of Directors.

         SIXTH: The corporation shall indemnify each person who is or was a director, officer, employee or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the full extent permitted by the General Corporation Law of the State of Delaware.

         SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         EIGHTH: The name and mailing address of the incorporator are:

         Frank S. Farrell
         176 East Fifth Street
         St. Paul, Minnesota 55101

         NINTH: The name and mailing address of the person who is to serve as director of the corporation until the first annual meeting of stockholders or until his successor or successors are elected and qualify are:

                 Frank S. Farrell
                 176 East Fifth Street
                 St. Paul, Minnesota 55101

         IN WITNESS WHEREOF, the undersigned, being the sole incorporator named herein, hereby makes this certificate for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, certifies that the facts set forth herein are true and correct and has signed this certificate this 27th day of March, 1981.

                                               /s/ FRANK S. FARRELL
                                               -----------------------------
                                                   Frank S. Farrell

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                      BURLINGTON NORTHERN HOLDING COMPANY


         BURLINGTON NORTHERN HOLDING COMPANY, a corporation organized and existing under the Delaware General Corporation Law,

         DOES HEREBY CERTIFY:

         FIRST: That the sole Director of Burlington Northern Holding Company, by written consent dated March 30, 1981 pursuant to Section 141(f) of the Delaware General Corporation Law, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and submitting said amendment to the sole stockholder of said corporation for consideration thereof. The text of said amendment is as follows:


         That the Certificate of Incorporation of the Company be amended by striking out Article FIRST thereof and substituting in lieu thereof the following:

                 FIRST:   The name of the corporation is Burlington Northern
         Inc.


         SECOND: That thereafter, pursuant to resolutions of said sole Director, the proposed amendment was submitted to the sole stockholder of said corporation and was adopted by said sole stockholder by written consent dated March 30, 1981 pursuant to Section 228 of the Delaware General Corporation Law.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Burlington Northern Holding Company has caused this certificate to be signed by its President and attested by its Secretary this 14th day of May, 1981.

                                            BURLINGTON NORTHERN HOLDING COMPANY

                                            By /s/ FRANK S. FARRELL
                                               --------------------------------
                                                       President



ATTEST:

/s/ FRANK S. FARRELL
- --------------------------------
       Secretary

                        CERTIFICATE OF RETIREMENT STOCK

         Burlington Northern Inc., a corporation organized and existing under The General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 7, 1981, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND: That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD: That the Certificate of Incorporation of the corporation prohibits the reissue of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of The General Corporation Law of the State of Delaware, upon the effective date of the filing of this certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10.00) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred and eighty dollars ($1,234,580).

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by Chester A. Rose, its Senior Vice President and Chief Financial Officer, and attested by G.A. Troy, its Assistant Secretary, this 8th day of December 1981.

                                        BURLINGTON NORTHERN INC.



                                        By /s/ CHESTER A. ROSE
                                           --------------------------------
                                           Chester A. Rose
(CORPORATE SEAL)                           Senior Vice President and
                                           Chief Financial Officer


ATTEST:

By /s/ G. A. TROY
   --------------------------------
   G. A. Troy
   Assistant Secretary

                      CERTIFICATE OF REDUCTION OF CAPITAL

         Burlington Northern Inc., a corporation organized and existing under The General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 7, 1981, resolutions were duly adopted setting forth a proposed reduction of the capital of said corporation in the manner and to the extent hereinafter set forth.

         SECOND: That pursuant to the provisions of Section 244 of The General Corporation Law of the State of Delaware a reduction of the capital of the corporation by the amount of one million two hundred thirty-four thousand five hundred and eighty dollars ($1,234,580) was authorized in the following manner:
By reducing the capital represented by the shares which have been retired, and the shares of capital stock of the corporation, which are retired in connection with the reduction of capital, are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD: That the assets of the corporation remaining after such reduction are sufficient to pay any debts for which payment has not been otherwise provided.

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by Chester A. Rose, its Senior Vice President and Chief Financial Officer, and attested by G.A. Troy, its Assistant Secretary, this 8th day of December 1981.


                                        BURLINGTON NORTHERN INC.



                                        By /s/ CHESTER A. ROSE
                                           --------------------------------
                                           Chester A. Rose
(CORPORATE SEAL)                           Senior Vice President and
                                           Chief Financial Officer


ATTEST:

By /s/ G. A. TROY
   --------------------------------
   G. A. Troy
   Assistant Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 20, 1982, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND: That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD: That the Certificate of Incorporation of the corporation prohibits the reissue of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of The General Corporation Law of the State of Delaware, upon the effective date of the filing of this certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10.00 per share and an aggregate par value of one million two hundred thirty-four thousand five hundred and eighty dollars ($1,234,580).

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by John B. Parrish, its Senior Vice President and Chief Financial Officer, and attested by G.A. Troy, its Assistant Secretary, this 23rd day of December, 1982


                                        BURLINGTON NORTHERN INC.



                                        By /s/ JOHN B. PARRISH
                                           --------------------------------
                                           John B. Parrish
(CORPORATE SEAL)                           Senior Vice President and
                                           Chief Financial Officer



ATTEST:
By /s/ GERALD A. TROY
   --------------------------------
   Gerald A. Troy
   Assistant Secretary and
     Assistant General Solicitor

                      CERTIFICATE OF REDUCTION OF CAPITAL

         Burlington Northern Inc., a corporation organized and existing under The General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 20, 1982, resolutions were duly adopted setting forth a proposed reduction of the capital of said corporation in the manner and to the extent hereinafter set forth.

         SECOND: That pursuant to the provisions of Section 244 of The General Corporation Law of the State of Delaware a reduction of the capital of the corporation by the amount of one million two hundred thirty-four thousand five hundred and eighty dollars ($1,234,580) was authorized in the following manner:
By reducing the capital represented by the shares which have been retired, and the shares of capital stock of the corporation, which are retired in connection with the reduction of capital, are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD: That the assets of the corporation remaining after such reduction are sufficient to pay any debts for which payment has not been otherwise provided.

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by John B. Parrish, its Senior Vice President and Chief Financial Officer, and attested by G.A. Troy, its Assistant Secretary, this 23rd day of December, 1982

                                        BURLINGTON NORTHERN INC.



                                        By /s/ JOHN S. PARRISH
                                           --------------------------------
                                           John S. Parrish
(CORPORATE SEAL)                           Senior Vice President and
                                           Chief Financial Officer


ATTEST:


By /s/ G.A. TROY
   --------------------------------
   G.A. Troy
   Assistant Secretary and
     Assistant General Solicitor

                            BURLINGTON NORTHERN INC.

                      CERTIFICATE OF DESIGNATION RELATING
                   TO THE ADJUSTABLE RATE SERIES NO PAR VALUE
                  PREFERRED STOCK OF BURLINGTON NORTHERN INC.

                               -----------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                               -----------------


         The undersigned hereby certifies that the following resolution was duly adopted by the Board of Directors of Burlington Northern Inc. (the "Company"), at a meeting held pursuant to proper notice at which a quorum was present and acting throughout, with certain of the preferences and rights relating to dividends, redemption, dissolution and any distribution of assets of the Company, having been fixed by the Executive Committee of the Board of Directors, at a meeting held pursuant to proper notice at which a quorum was present and acting throughout pursuant to authority delegated to it by the Board of Directors:

         RESOLVED, that, pursuant to the authority expressly granted by the Certificate of Incorporation, as amended, of the Company, there is hereby created a series of the No Par Value Preferred Stock consisting of 7,436,354 shares, the issuance of which is hereby authorized, which shall be designated "Adjustable Rate Series No Par Value Preferred Stock" (hereinafter referred to as the "Adjustable Rate Preferred Stock") and which shall have a stated value of $48 per share and the following powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions in addition to those set forth in the Certificate of Incorporation, as amended, of the Company

         1. (a) The holders of the Adjustable Rate Preferred Stock shall be entitled to receive fully cumulative dividends, when and as declared by the Board of Directors of the Company out of funds legally available therefor, at the following rates per share (i) for the period (the "Initial Dividend
Period") from the date of their original issue to and including February 29, 1984, at a rate per annum of 11.20% on the stated value thereof, and (ii) for each quarterly dividend period (hereinafter referred to as a "Quarterly
Dividend Period", the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period", thereafter, which Quarterly Dividend Periods shall commence on March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annun on the stated value thereof equal to the Applicable Rate (as defined in paragraph (b) of the Section 1) in respect of such Quarterly Dividend Period. Such dividends shall be payable quarterly on the first day of each March, June, September and December commencing on the first of such dates to occur after shares of the Adjustable Rate Preferred Stock are first quarterly dividend payment date, shall not be earlier than the date on which shares of such series are first issued and, with respect to subsequent quarterly dividend payment dates, shall not exceed 50 days preceding such quarterly dividend payment dates, as may be determined by the Board of Directors in advance of the payment of the particular dividend. Dividends shall commence to accrue from the date of original issuance of the Adjustable Rate Preferred Stock

         (b) Except as provided below in the paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be (i) 75% less than (ii) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Quarterly Dividend Period. In the event that the Company determines, after compliance with the procedures set forth below for determination of the Treasury Bill Rate, Ten Year Constant Maturity Rate and Twenty Year Constant Maturity Rate, in good faith that for any reason

             (A) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period then the applicable

Rate for such Quarterly Dividend Period shall be .79% less then the higher of whichever two of such Rates can be so determined:

                  (B) only one of the Treausry Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate for such Quarterly Dividend Period shall be .75% less than whichever such Rate can be so determined; or

                  (C) some of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Quarterly Dividend Period shall be continued for such Quarterly Dividend Period.

Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 8.75% per annum or greater than 12.5% per annum.

         (c) Except as provided blow in this paragraph, the "Treasury BIll Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates, (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period (as defined below)) for three-month U.S. Treasury bills as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Adjustable Rate Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treausry Bill Rate for such Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government Department or agency selected by the Company. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 90 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that the Company determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City or less frequently if daily quotations shall not be generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company. In the event that the Company determines in good faith that for any reason the Company cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury BIll Rate for such Quarterly Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days, as chosen, and quoted daily for each business day in New York City for less frequently if daily quotations shall not be generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

         (d) Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of February, May, August or November as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Adjustable Rate Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten
Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that the Company determines in good faith that for any reason the Company cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten
Year Constant Maturity Rate for such Quarterly Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twleve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

         (e) Except as parovided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on the Adjustable Rate Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that a per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the

Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that the Company determines in good faith that for any reason the Company cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in the paragrah, then the Twenty Year Constant Maturity Rate for such Quarterly Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotations, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

          (f) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five one-hundredths of a percentage point.

          (g) The Applicable Rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Company according to the appropriate method described herein. The Company will cause each Applicable Rate to be published in a newspaper of general circulation in New York City prior to the commencement of the Quarterly Dividend Period to which it applies and will cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of shares of the Adjustable Rate Preferred Stock.

          (h)  For purposes of this Section (1), the term

               (i)   "Calendar Period" shall mean 14 calendar days.

               (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount.

               (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years) and

               (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years)

          (i) Holders of shares of the Adjustable Rate Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Adjustable Rate Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Adjustable Rate Preferred Stock which may be in arrears.

          (j) Dividends payable on the Adjustable Rate Preferred Stock for each full Quarterly Dividend Period shall be computed by annualizing the Applicable Rate and dividing by four Dividends payable on the Adjustable Rate Preferred Stock for any period less than a full Dividend Period shall be computed on the basis of a 360-day year of 30-day months and the actual number of days elapsed in the period for which payable.

          2. On or after December 1, 1986 the Company may at any time redeem the whole or from time to time as part of the Adjustable Rate Preferred Stock at $48 per share plus an amount equal to all dividends of any, accrued thereon to the date designated for redemption with respect to each share so to be accrued.

          3. In the event of any liquidation, dissolution or winding up of the Company before any payment or distribution of the assets of the Company (whether capital or surplus) shall be made to or not apart for the holder, of any shares of stock of the Company ranking junior to the Adjustable Rate Preferred Stock upon liquidation, the holders of the Adjustable Rate
Preferred Stock shall be entitled to reserve a payment at the rate of $48 per share plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders, and no more.

         4. (a) on December 1k, 1989, and on each December 1 thereafter, the Company shall retire through redemption in the manner hereafter provided a number of shares of Adjustable Rate Preferred Stock equal to 5% of the largest number of shares of such series which shall at any time have been missed and oustanding (such number to be appropriately adjusted in the event of any stock split, combination or any other recapitalization or in the event that any shares of such series are issued after the first date on which shares are selected for redemption pursuant to this subparagraph (a)), so that all shares of Adjustable Rate Preferred Stock will be redeemed on or before December 1, 2008, provided, however, that such redemptions may be made only out of the net assets of the Company legally available therefor remaining after full cumulative dividends upon all of the shares of Adjustable Rate Preferred Stock then outstanding to the end of the last preceding dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart for payment. The number of shares required to be retired in each year pursuant to this subparagraph (a) shall be subject to reduction by the application of a credit as provided in subparagraph (c) of this paragraph 4.

         (b) On each date designated for the redemption of shares of Adjustable Rate Preferred Stock pursuant to subparagraph (a) of this paragraph 4 our of such net assets, the Company may set its option and in addition to shares of such series required to be retired pursuant thereto retire through redemption up to a number of shares of such series not exceeding the number of shares so required to be retired annually (prior to the application of any credits); provided, however, that no shares of such series may be retired pursuant to this subparagraph when there exists any deficiency in the retirement of shares pursuant to subparagraph (a) of this paragraph 4. The right to retire shares pursuant to the subparagraph (b) is noncumulative and to the extent not exercised in any year shall terminate.

         (c) There shall be allowed to the Company as a credit against the number of shares of Adjustable Rate Preferred Stock required to be retired pursuant to subparagraph (a) of this paragraph 4 for any year or years selected by the Board of Directors in its discretion of shares of such series which the Company has at any time theretofore redeemed otherwise than pursuant to subparagraphs (a) and (b) of this paragraph 4, purchased or otherwise acquired and canceiled and which have not theretofore been used for the purpose of any given credit.

         (d) The obligation of the Company to retire shares of Adjustable Rate Preferred Stock pursuant to subparagraph (a) of this paragraph 4 shall be cumulative, so that, if in any year the Company shall not retire the number of shares not required to be retired after the application of the credit provided for in subparagraph (c) of this paragraph 4, the obligation to retire such shares shall continue and funds legally available therefor shall be applied for such purpose until such obligation is discharged.

         (e) Shares of Adjustable Rate Preferred Stock shall be redeemed pursuant to this paragraph 4 at the redemption price of $48 per share, plus an amount equal to the dividends accrued thereon to the date designated for redemption with respect to each share not to be redeemed. Notice of redemption of shares pursuant to paragraph 2 and thus paragraph 4 shall be given at least 30, but not more than 50, days in advance of the date designated for redemption.

         5. If at any time the Company shall have failed to pay, or declare and set apart for payment, dividends accrued on the Adjustable Rate Preferred Stock to the last preceding quarterly dividend payment date, or shall have failed to redeem, or to set aside funds necessary for the redemption of, the number of shares required to be redeemed pursuant to subparagraph (a) of paragraph 4 hereof after the application of the credit provided for in subparagraph (c) of such paragraph 4, thereafter and unitl such dividends shall have been paid, or sums sufficient for the payment thereof shall have been set apart for payment, or until such shares shall have been redeemed, or funds necessary for the redemptikon thereof shall have been set aside so the case may be (i) the Company shall not exercise any optional right to redeem any Preferred Stock of any other class or series or less than all of the Adjustable Rate Preferred Stock at the time outstanding and (ii) neither the Company nor any subsidiary shall purchase any Preferred Stock except in accordance with a purchase offer made in writing to all holders of Preferred Stock of all classes and series upon such term as the Board of Directors, in its sole discretion after consideration of the respective annual dividend rates and other relative rights and preferences of the respective classes and series, shall determine will result in fair and equitable treatment among the respective series. Nothing in the paragraph 5 shall prevent the Company from completing the redemption of any Preferred Stock of any class or series, notice of the redemption of which was mailed prior to any failure to pay dividends on or redeem shares of the Adjustable Rate Preferred Stock.

          6. So long as any of the Adjustable Rate Preferred Stock is outstanding, the Company will not:

               (a) amend, alter or repeal any of the provisions applicable to the Adjustable Rate Preferred Stock so as to change the dividend payable thereon, the amount payable thereon upon liquidation or redemption or the mandatory redemption provisions applicable thereto without the affirmative vote or consent of the holders of at least 66-2/3% thereof at the time outstanding, voting as a separate class, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose:

               (b) create any other class or classes of stock ranking prior to the Adjustable Rate Preferred Stock as to dividends, sinking fund or upon liquidation, or increase the authorized number of shares of any other class or classes of stock ranking prior to the Adjustable Rate Preferred Stock, without the affirmative vote or consent, in addition to all other votes or consents required hereby or by the laws of the State of Delaware of the holders of at least a majority of all the No Par Value Preferred Stock at the time outstanding which shall not by the terms thereof then or thereafter be convertible into Common Stock, voting together as a single class separate from the holders of any other class, classes or series of stock of the Company, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, provided, however, that if such other class or classes of stock shall rank prior to less than all series of the No Par Value Preferred Stock, only the affirmative vote or consent of at least a majority of the number of shares at the time outstanding of the series so affected shall be required.

          7. Any shares of Adjustable Rate Preferred Stock which shall at any time have been redeemed, purchased or otherwise acquired by the Company (whether pursuant to subparagraph (a) or (b) of paragraph 4, herof or otherwise) shall, except for purposes of the credit provided in subparagraph (c) of such paragraph 4, cease to be shares of such series and may not be reissued as shares of such series but shall, after such redemption, purchase or other acquisition, have the status of authorized but unissued shares of the No Par Value Preferred Stock without designation as to series until once more designated as part of a particular series by the Board of Directors of the Company.

          In Witness Whereof, the undersigned has caused its officers to set their hand and affix its corporate seal this 10th day of December 1993.

                                        Burlington Northern Inc.

                                        By /s/ MCLEARY
                                           --------------------------------



(Corporate seal)

Attest


/s/
- --------------------------------

                      CERTIFICATE OF RETIREMENT OF STOCK

          Burlington Northern Inc., a corporation organized and existing under The General Corporation Law of the State of Delaware.

          DOES HEREBY CERTIFY:

          FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 19, 1983, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

          SECOND: That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

          THIRD: That the Certificate of Incorporation of the corporation prohibits the reissue of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of The General Corporation Law of the State of Delaware, upon the effective date of the filing of this certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10.00) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred and eight dollars ($1,234,580).

          IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by Donald R. Wood, Jr., its Senior Vice President, Finance and Planning and attested by Gregory J. Terry, its Secretary, this 9th day of January, 1984.

                                          BURLINGTON NORTHERN INC.



                                          By: /s/ DONALD R. WOOD, JR.
{CORPORATE SEAL}                              ----------------------------------
                                              Donald R. Wood, Jr.
                                              Senior Vice President
                                              Finance and Planning
ATTEST:



By: /s/ GREGORY J. TERRY
    ----------------------------------
    Gregory J. Terry
    Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            BURLINGTON NORTHERN INC.

         BURLINGTON NORTHERN INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST:   That the Board of Directors of Burlington Northern Inc., at
a regular meeting held on January 23, 1984 adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and submitting said amendment to the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendment are attached hereto as Exhibit A and made a part thereof.

         SECOND: That thereafter, pursuant to resolutions of the Board of Directors, the proposed amendment was submitted to the stockholders of said corporation entitled to vote thereon at the annual meeting of stockholders held, pursuant to proper notice, on April 19, 1984 and was adopted by a majority of the outstanding stock of said corporation entitled to vote thereon.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

         FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by its Vice President and Secretary and its Assistant Secretary and its corporate seal to be hereunto affixed this 27th day of April, 1984.



                                        BURLINGTON NORTHERN INC.


                                        By------------------------------
                                        Vice President and Secretary

ATTEST:

- -----------------------------------
        Assistant Secretary



(Corporate Seal)

                                   EXHIBIT  A


                            BURLINGTON NORTHERN INC.

                               ------------------

                               BOARD OF DIRECTORS

                               ------------------

         INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY HAVING NO PAR VALUE FROM 100,000,000 TO 300,000,000 AND TO CREATE A NEW CLASS OF PREFERRED STOCK OF 50,000,000 SHARES HAVING NO PAR VALUE TO BE DESIGNATED CLASS A PREFERRED STOCK WITHOUT PAR VALUE.

         RESOLVED, that it is hereby proposed and declared advisable that the Certificate of Incorporation of the Company be amended in the following respects:

         1.      the first sentence of Article FOURTH be amended to read:

         "The total number of shares of all classes of stock which the corporation shall have authority to issue is 377,114,669 shares, of which 2,114,669 shall be Preferred Stock, having a par value of $10.00 per share (hereinafter referred to as the "$10 Par Value Preferred Stock"), 25,000,000 shall be Preferred Stock having no par value (hereinafter referred to as the "No Par Value Preferred Stock"), 50,000,000 shall be Class A Preferred Stock having no par value (hereinafter referred to as the "Class A Preferred Stock Without Par Value"), (such $10 Par Value Preferred Stock, No Par Value Preferred Stock and Class A Preferred Stock Without Par Value being hereinafter referred to collectively as the "Preferred Stock"), and 300,000,000 shall be Common Stock without par value."

         2. a new Section III be inserted in Article FOURTH to read as follows:

          "Section III-Provisions Relating to Class A Preferred Stock Without Par Value

                1. The Class A Preferred Stock Without Par Value shall constitute a single class of Preferred Stock and shall be designated "Class A Preferred Stock Without Par Value."

                2. The Board of Directors is expressly authorized to adopt, from time to time, a resolution or resolutions providing for the issuance of Class A Preferred Stock Without Par Value in one or more series, to fix the number of shares in each such series and to fix the designations and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions, of each such series. The authority of the Board of Directors with respect to each such series shall include determination of the following (which may vary as between the different series of Class A Preferred Stock Without Par Value).

                (a) The number of shares constituting the series and the distinctive designation of the series;

                (b) The dividend rate on the shares of the series and the extent, if any, to which dividends thereon shall be cumulative;

                (c) Whether shares of the series shall be redeemable and, if redeemable, the redemption price payable on redemption thereof, which price may, but need not, vary according to the time or circumstances of such redemption;

                (d) The amount or amounts payable upon the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation prior to any payment or distribution of the assets of the corporation to any class or classes of stock of the corporation ranking junior to the Preferred Stock;

                (e) Whether the shares of the series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of shares of the series and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which the shares may be redeemed or purchased through the application of such fund;

                (f) Whether the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                (g) The extent, if any, to which the holders of shares of the series shall be entitled to vote on any question or in any proceedings or to be represented at or to receive notice of any meeting of stockholders of the corporation;

                (h) Whether, and the extent to which, any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such series may be made dependent upon facts ascertainable outside of the Certificate of Incorporation or of any amendment thereto, or outside the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such series is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors; and

                (i) Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable, which shall not affect adversely any other class or series of Preferred Stock at the time outstanding and which shall not be inconsistent with the provisions of this Certificate of Incorporation."

         3.      the present Section III of Article FOURTH be renumbered
Section IV.

         4.      the present Section IV of Article FOURTH be renumbered Section
V.

         5. the first sentence of Subsection 1 of the new Section IV of Article FOURTH be amended to read:

                 "1.      All shares of Preferred Stock shall be of equal rank
         as to dividends and as to distribution upon liquidation, dissolution or winding up except to the extent otherwise provided with respect to any series of the No Par Value Preferred Stock or any series of the Class A Preferred Stock Without Par Value by the resolution or resolutions of the Board of Directors creating such series."

         6. the first sentence of Subsection 2 of the new Section IV of Article FOURTH be amended to read:

                 "2.      The provisions of this paragraph 2 shall be
         applicable, except to the extent otherwise provided with respect to any series of No Par Value Preferred Stock or any series of Class A Preferred Stock Without Par Value in the resolution or resolutions of the Board of Directors creating such series, to the redemption of any Preferred Stock which is redeemable under this Certificate of Incorporation or the resolution or resolutions of the Board of Directors creating any series of the No Par Value Preferred Stock or any series of Class A Preferred Stock Without Par Value."

         7. the first sentence of Subsection 4 of the new Section IV of Article FOURTH be amended to read:

                 "4.      Except as otherwise provided in the resolution or
         resolutions of the Board of Directors creating a series of No Par Value Preferred Stock or a series of Class A Preferred Stock Without Par Value, dividends on all shares of Preferred Stock shall be cumulative."

                      CERTIFICATE OF CHANGE OF ADDRESS OF

                  REGISTERED OFFICE AND  OF  REGISTERED AGENT

            PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE



To:      DEPARTMENT OF STATE
         Division of Corporations
         Townsend Building
         Federal Street
         Dover, Delaware 19903

         Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:


         1.      The name of the agent is:     The Corporation Trust Company

         2.      The address of the old registered office was:

                                   100 West Tenth Street
                                   Wilmington, Delaware 19801

         3.      The address to which the registered office is to be changed is:

                                   Corporation Trust Center
                                   1209 Orange Street
                                   Wilmington, Delaware 19801

                 The new address will be effective on July 30, 1984.

         4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.


                          IN WITNESS WHEREOF, said agent has caused this
                 certificate to be signed on its behalf by its Vice-President and Assistant Secretary this 25th day of July, 1984.



                                             THE CORPORATION TRUST COMPANY
                                          -----------------------------------
                                               (Name of Registered Agent)


                                        By /s/ VIRGINIA COLNELL
                                           ----------------------------------
                                                    (Vice-President)


ATTEST:

/s/ MARY G. MURRAY
- ------------------------
 (Assistant Secretary)

                  STATE OF DELAWARE - DIVISION OF CORPORATIONS

                          CHANGE OF ADDRESS FILING FOR

                     CORPORATION TRUST AS OF JULY 27, 1984

                                    DOMESTIC




0911167 BURLINGTON NORTHERN INC.
                                                                 03/30/1981 D DE

                       CERTIFICATE OF RETIREMENT OF STOCK


         Burlington Northern Inc., a corporation organized and existing under The General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 17, 1984, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND: That the shares of capital stock of the corporation, which are retired are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD: That the Certificate of Incorporation of the corporation prohibits the reissue of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of The General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10.00) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred and eighty dollars ($1,234,580).

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by Luino Dell'Osso, Jr., its Senior Vice President, Finance and Planning and attested by Gregory J. Terry, its Vice President and Secretary, this 3rd day of January, 1985.

                                      BURLINGTON NORTHERN INC.

                                      By: /s/ LUINO DELL'OSSO, JR.
                                          ------------------------------
(CORPORATE SEAL)                          Luino Dell'Osso, Jr.
                                          Senior Vice President
                                          Finance and Planning


ATTEST:

By: /s/ GREGORY J. TERRY
    --------------------------
    Gregory J. Terry
    Vice President and Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

         The amendments to the corporation's Certificate of Incorporation in the form attached as Exhibit A to this Certificate were duly adopted by the Corporation's Board of Directors and stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Burlington Northern Inc. has caused this Certificate to be signed and attested by its duly authorized officers this 21 day of May, 1985.

                                       BURLINGTON NORTHERN INC.



                                       By /s/ JAMES W. BECKER
                                          -------------------------------
                                          James W. Becker, Vice President


ATTEST:

/s/ GREGORY J. TERRY
- ------------------------------
Gregory J. Terry, Secretary

                                                                       EXHIBIT A

         1.      a new Article SIXTH is added to read as follows:

         SIXTH. In addition to any affirmative vote required by law, this Certificate of Incorporation, any agreement with any national securities exchange or otherwise, any "Business Combination" (as hereinafter defined) involving the corporation shall be subject to approval in the manner set forth in this Article SIXTH.

Section I--Definitions

         For the purposes of Article SIXTH and Article SEVENTH of this Certificate of Incorporation:

                 (a) "Affiliate" and "beneficial owner" are used herein as defined in Rule 12b-2 and Rule 13d-3, respectively, under the Securities Exchange Act of 1934 as in effect on the date of adoption of this Section I by the stockholders of the corporation ("1934 Act"). The term "Affiliate" as used herein shall exclude the corporation, but shall include the definition of "Associate" as contained in said Rule 12b-2.

                 (b) An "Interested Stockholder" is a Person other than the corporation who is (i) the beneficial owner of ten percent or more of the stock of the corporation entitled to vote for the election of directors ("Voting Stock") or (ii) an Affiliate of the corporation and
         (A) at any time within a two-year period prior to the record date to vote on a Business Combination was the beneficial owner of ten percent or more of the Voting Stock, or (B) at the completion of the Business Combination will be the beneficial owner of ten percent or more of the Voting Stock.

                 (c) A "Person" is a natural person or a legal entity of any kind, together with any Affiliate of such person or entity, or any person or entity with whom such person, entity or an Affiliate has any agreement or understanding relating to acquiring, voting, or holding Voting Stock.

                 (d) A "Disinterested Director" is a member of the Board of Directors of the corporation (other than the Interested Stockholder) who was a director prior to the time the Interested Stockholder became an Interested Stockholder, or any director who was recommended for election by the Disinterested Directors. Any action to be taken by the Disinterested Directors shall require the affirmative vote of at least two-thirds of the Disinterested Directors.

                 (e) A "Business Combination" is (i) a merger or consolidation of the corporation or any of its subsidiaries with an Interested Stockholder; (ii) the sale, lease, exchange, pledge, transfer or other disposition (A) by the corporation or any of its subsidiaries of all or a Substantial Part of the corporation's Assets to an Interested Stockholder, or (B) by an Interested Stockholder of any of its assets, except in the ordinary course of business, to the corporation or any of its subsidiaries; (iii) the issuance of stock or other securities of the corporation or any of its subsidiaries to an Interested Stockholder, other than on a pro rata basis to all holders of Voting Stock of the same class held by the Interested Stockholder pursuant to a stock split, stock dividend or distribution of warrants or rights; (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of an Interested Stockholder; (v) any reclassification of securities, recapitalization, merger or consolidation or other transaction which has the effect, directly or indirectly, of increasing the proportionate share of any Voting Stock beneficially owned by an Interested Stockholder; or (vi) any agreement, contract or other arrangement providing for any of the foregoing transactions.

                 (f) A "Substantial Part of the corporation's Assets" shall mean assets of the corporation or any of its subsidiaries in an amount equal to twenty percent or more of the fair market value, as determined by the Disinterested Directors, of the total consolidated assets of the corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is made.

Section II--Vote Required for Business Combinations

         The affirmative vote of not less than fifty-one percent of the Voting Stock, excluding the Voting Stock of an Interested Stockholder who is a party to the Business Combination, shall be required for the adoption or authorization of a Business Combination, unless the Disinterested Directors determine that:

                 (a) The Interested Stockholder is the beneficial owner of not less than eighty percent of the Voting Stock and has declared its intention to vote in favor of or approve such Business Combination; or

                 (b) (i) The fair market value of the consideration per share to be received or retained by the holders of each class or series of stock of the corporation in a Business Combination is equal to or greater than the consideration per share (including brokerage commissions and soliciting dealer's fees) paid by such Interested Stockholder in acquiring the largest number of shares of such class of stock previously acquired in any one transaction or series of related transactions, whether before or after the Interested Stockholder became an Interested Stockholder and (ii) the Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

Section III--Information Requirements

         In the event any vote of holders of Voting Stock is required for the adoption or approval of any Business Combination, a proxy or information statement describing the Business Combination and complying with the requirements of the 1934 Act shall be mailed at a date determined by the Disinterested Directors to all stockholders of the corporation whether or not such statement is required under the 1934 Act. The statement shall contain any recommendations as to the advisability of the Business Combination which the Disinterested Directors, or any of them, may choose to state and, if deemed advisable by the Disinterested Directors, an opinion of an investment banking firm as to the fairness of the terms of such Business Combination. Such firm shall be selected by the Disinterested Directors and paid a fee for its services by the corporation as approved by the Disinterested Directors.

         2.      a new Article SEVENTH is added to read as follows:

         SEVENTH.         Any action by stockholders of the corporation shall
be taken at a meeting of stockholders and no action may be taken by written consent of stockholders entitled to vote upon such action. No amendment to the Certificate of Incorporation shall amend, alter, change or repeal any of the provisions of Article SIXTH hereof or of this Article SEVENTH unless such amendment shall receive the affirmative vote of not less than fifty-one percent of the Voting Stock, excluding the Voting Stock of any Interested Stockholder as defined in Article SIXTH.

         3. the present Articles SIXTH, SEVENTH, EIGHTH and NINTH are renumbered EIGHTH, NINTH, TENTH and ELEVENTH, respectively.

              CERTIFICATE OF DESIGNATION,  PREFERENCES AND RIGHTS
            OF SERIES A JUNIOR PARTICIPATING CLASS A PREFERRED STOCK

                                       Of

                            BURLINGTON NORTHERN INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

         We, James W. Becker, Vice President, Law and Leslie S. Gibbs, Corporate Secretary, of Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

         That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the said Board of Directors on July 10, 1986, adopted the following resolution creating a series of 800,000 shares of Class A Preferred Stock Without Par Value designated as Series A Junior Participating Class A Preferred Stock:

         RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1.   Designation and Amount.   There shall be a series of the
Class A Preferred Stock Without Par Value of the Company which shall be designated as the "Series A Junior Participating Class A Preferred Stock," no par value, and the number of shares constituting such series shall be 800,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Junior Participating Class A Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options of warrants or upon conversion of outstanding securities issued by the Company.

         Section 2.   Dividends and Distributions.

         (A) Subject to the prior and superior rights of the holders of any shares of any series of Class A Preferred Stock Without Par Value (the "Preferred Stock") or any other preferred stock of the Company ranking prior and superior to the shares of Series A Junior Participating Class A Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Class A Preferred Stock, in preference to the holders of shares of Common Stock, without par value (the "Common Stock"), of the Company and any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (or, in each case, if not a date on which the Company is open for business, the next date on which the Company is so open) (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Class A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred
Stock.   In the event the Company shall at any time after July 24,  1986 (the
"Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Class A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) The Company shall declare a dividend or distribution on the Series A Junior Participating Class A Preferred Stock as provided in paragraph
(A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Junior Participating Class A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Class A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Class A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Class A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Class A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Class A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

         Section 3.   Voting Rights.   The holders of shares of Series A Junior
Participating Class A Preferred Stock shall have the following voting rights:

         (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior

Participating Class A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company.
In the event the Company shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock,
(ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Class A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Class A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

         (C) (i) If at any time dividends on any Series A Junior Participating Class A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Class A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Class A Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

         (ii) During any default period, such voting right of the holders of Series A Junior Participating Class A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this
Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of
Preferred Stock outstanding shall be present in person or by proxy.   The
absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right
is exercised at an annual meeting, to elect two (2) Directors.   If the number
which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Class A Preferred Stock.

         (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary
of the Company.   Notice of such meeting and of any annual meeting at which
holders of Preferred Stock are entitled to vote pursuant to this paragraph
(C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Company. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

         (iv) In any default period, the holders of Common Stock, and other classes of stock of the Company if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall
have become vacant.   References in this paragraph (C) to Directors elected by
the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

         (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or By-laws irrespective of any increase made pursuant to the provisions of paragraph
(C)(ii) of this Section 3 (such number being subject, however to change thereafter in any manner provided by law or in the Certificate of Incorporation
or By-laws).   Any vacancies in the Board of Directors effected by the
provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

         (D) Except as set forth herein, holders of Series A Junior Participating Class A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4. Certain Restrictions.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Class A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Class A Preferred Stock outstanding shall have keen paid in full, the Company shall not

                 (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Class A Preferred Stock;

                 (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Class A Preferred Stock, except dividends paid ratably on the Series A Junior Participating Class A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                 (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Class A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Class A Preferred Stock;

                 (iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Class A Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Class A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5.   Reacquired Shares.   Any shares of Series A Junior
Participating Class A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Class A Preferred Stock and may be reissued as part of a new series of Class A Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Class A Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Class A Preferred Stock shall have received $19,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Class A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause
(ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Class A Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Class A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

         (B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Class A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

         (C) In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Class A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Class A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

         Section 8. Redemption. The shares of Series A Junior Participating Class A Preferred Stock shall not be redeemable.

         Section 9. Ranking. The Series A Junior participating Class A Preferred Stock shall rank junior to all other series of the Company's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

         Section 10.  Amendment.   The Certificate of Incorporation of the
Company shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Class A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Class A Preferred Stock, voting separately as a class.

         Section 11. Fractional Shares. Series A Junior Participating Class A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Class A Preferred Stock.

         IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 18th day of July, 1986.



                                              /s/ JAMES W. BECKER
                                              -----------------------------
                                              Vice President, Law


Attest:

/s/ LESLIE S. GIBBS
- -----------------------
Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under The General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST:   That at a meeting of  the Board of directors of Burlington
Northern Inc., held on December 16, 1985, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND:   That  the  shares  of  capital  stock  of  the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD:   That the Certificate of Incorporation of the corporation
prohiblts the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of The General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10.00) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred and eighty dollars ($1,234,580).

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by Luino Dell'Osso, Jr., its Senior Vice President, Finance and Planning and attested by Leslie S. Gibbs, its Corporate Secretary, this 10th day of July, 1986.

                                                        BURLINGTON NORTHERN INC.

                                                By /s/ LUINO DELL 'OSSO, JR.
                                                   -------------------------
                                                   Luino Dell'Osso,  Jr.
                                                   Senior Vice President
                                                   Finance and Planning



ATTEST:

By /s/ LESLIE S. GIBBS
   -------------------
   Leslie S. Gibbs
   Corporate Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

         1. The following amendment to the Certificate of Incorporation of Burlington Northern Inc. (the "Company") was duly adopted by the Corporation's Board of Directors and stockholders in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware:

         A new Article TWELFTH is added to the Certificate of Incorporation to read as follows:

                 "TWELFTH.   To the full extent that the Delaware General
         Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment to or repeal of this Article TWELFTH shall not adversely affect any right or protection of a director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

         IN WITNESS WHEREOF, Burlington Northern Inc. has caused this Certificate to be signed and attested by its duly authorized officers this 20th day of April, 1987.

                                        BURLINGTON NORTHERN INC.



                                        By /s/ JAMES W. BECKER
                                           --------------------------
                                                 James W. Becker
                                           Senior Vice President, Law



ATTEST:

/s/ LESLIE S. GIBBS
- --------------------------
Leslie S. Gibbs, Secretary

                       CERTIFlCATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized existing under The General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST:   That at a meeting of the Board of Directors of Burlington
Northern Inc., held on December 11, 1986, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND: That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred and fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD:   That the Certificate of Incorporation of the corporation
prohibits the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of The General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10.00) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred and eighty dollars ($1,234,580).

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by Luino Dell'Osso, Jr., its Senior Vice President, Finance and Planning and attested by Leslie S. Gibbs, its Corporate Secretary, this 30th day of April, 1987.


(CORPORATE SEAL)                              BURLINGTON NORTHERN INC.



                                              By: /s/ LUINO DELL'OSSO, JR.
                                                 ------------------------------
                                                  Luino Dell'Osso, Jr.
                                                  Senior Vice President
                                                  Finance and Planning



ATTEST:


By: /s/ LESLIE S. GIBBS
   ------------------------------
    Leslie S. Gibbs
    Corporate Secretary

                                  CERTIFICATE



         I, Leslie S. Gibbs, Corporate Secretary of Burlington Northern Inc. ("Corporation"), do hereby certify that attached hereto is a true and correct copy of a resolution which was duly adopted at a meeting of the Board of Directors of the Corporation, duly convened and held on December 11, 1986, at which meeting a quorum was present and acting throughout; and said resolution is in full force and effect as of the date hereof and has not been rescinded, amended or modified.



         IN WITNESS WHEREOF, I have hereunto set my hand and seal of the Corporation, this 30th day of April 1987.




                                       /s/ LESLIE S. GIBBS
                                       ------------------------
                                       Corporate Secretary


(CORPORATE SEAL)

                AUTHORIZATON TO CANCEL AND RETIRE $10 PAR VALUE
              PREFERRED STOCK ACQUIRED FOR MANDATORY SINKING FUND

         After full discussion and on motion duly made and seconded, the following resolutions were unanimously adopted:

         WHEREAS, Section I of the Certificate of Incorporation requires during each calendar year, as and for a Mandatory Sinking Fund, that the Company retire through the redemption or cancellation of shares purchased in such year at or below $10 per share (plus accrued dividends) 123,458 shares of the $10 Par Value Preferred Stock outstanding, that such sinking fund obligation cannot be eliminated for more than two consecutive years by the application of shares purchased in prior years and that such shares so acquired may not be reissued;

         WHEREAS, in accordance with the above provisions, the Company has purchased 123,458 of said Preferred Shares which are being held uncancelled in the Company's treasury pending authorization for their retirement, cancellation and application for said sinking fund purpose for the year ending December 31, 1986;

         WHEREAS, the law of the State of Delaware provides that a corporation by resolution of its Board of Directors may retire any shares of its capital stock that are issued but are not outstanding and that where its Certificate of Incorporation prohibits reissuance of such shares, a Certificate of Retirement of Stock shall be filed with the Secretary of State, which shall have the effect of amending the Certificate of Incorporation to reduce accordingly the number of authorized shares of such class of stock;

         RESOLVED, that said 123,458 shares of the Company's $10 Par Value Preferred Stock be, and hereby are, cancelled and retired, and reduction of the capital of the Company in the amount of $1,234,580 represented by said shares be, and hereby is, authorized and approved, and the proper officers of the Company be, and hereby are, severally authorized, for and in the name and on behalf of the Company, to prepare, execute, acknowledge and file with the Secretary of State of Delaware, a Certificate of Retirement of Stock and a Certificate of Reduction of Capital of the Company represented by said shares.

Meeting of the Board of Directors
Burlington Northern Inc.
December 11, 1986

                           CERTIFICATE OF CORRECTION
                                       OF
                           CERTIFICATE OF AMENDMENT


         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of Delaware, does hereby certify:

         1. The following corrections to the Certificate of Incorporation of Burlington Northern Inc. (the "Company"), shall be made effective as of April 22, 1987, pursuant to Section 103 of the General Corporation Law of the State of Delaware. To correctly reflect corporate action, the text of the Certificate of Incorporation of the Company shall be changed as follows:

         Article EIGHTH of the Certificate of Incorporation shall be deleted in its entirety.

         Article TWELFTH of the Certificate of Incorporation shall be renumbered as Article EIGHTH and shall read as follows:

                 "EIGHTH. To the full extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment to or repeal of this Article EIGHTH shall not adversely affect any right or protection of a director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

         IN WITNESS WHEREOF, Burlington Northern Inc. has caused this Certificate to be signed and attested by its duly authorized officers this 25th day of June, 1987.

                                      BURLINGTON NORTHERN INC.


                                      By /s/ JAMES W. BECKER
                                         ------------------------------
                                         James W. Becker
                                         Senior Vice President, Law


ATTEST:

/s/ LESLIE S. GIBBS
- ------------------------------
Leslie S. Gibbs
Corporate Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST:   That at a meeting of the Board of Directors of Burlington
Northern Inc., held on December 10, 1987, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND:   That the shares of capital stock of the corporation,
which are retired, are identified as being one hundred twenty-three thousand four hundred fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD:   That the Certificate of Incorporation of the corporation
prohibits the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred eighty dollars ($1,234,580).

         IN WITNESS WHEREOF, said Burlington Northern Inc. has caused this certificate to be signed by James W. Becker, its Senior Vice President, Law and attested by Leslie S. Leland, its Corporate Secretary, this 25th day of February, 1988.

(CORPORATE SEAL)                                   BURLINGTON NORTHERN INC.


                                                  By: /s/ JAMES W. BECKER
                                                      --------------------------
                                                      James W. Becker,
                                                      Senior Vice President, Law

ATTEST:

By: /s/ LESLIE S. LELAND
    --------------------
    Leslie S.  Leland,
    Corporate Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK



         Burlington Northern Inc., a corporation organized, and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST:   That at a meeting of the Board of Directors of Burlington
Northern Inc., held on December 15, 1988, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND:   That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD:   That the Certificate of Incorporation of the corporation
prohibits the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred eighty dollars ($1,234,580).

         IN WITNESS WHEREIN, said Burlington Northern Inc. has caused this certificate to be signed by Edmund W. Burke, its Senior Vice President, Law and Secretary and attested by Beverly A. Edwards, its Assistant Corporate Secretary, this 13th day of January, 1989.

(CORPORATE SEAL)                                   BURLINGTON NORTHERN INC.


                                                  By: /s/ EDMUND W. BURKE
                                                      ------------------------
                                                      Edmund W. Burke,
                                                      Senior Vice President,
                                                      Law and Secretary

ATTEST:

By: /s/ BEVERLY A. EDWARDS
    ------------------------------
    Beverly A. Edwards,
    Assistant Corporate Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST:   That at a meeting of the Board of Directors of
Burlington Northern Inc., held on December 14, 1989, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND:     That the shares of capital stock of the
corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD:    That the Certificate of Incorporation of the
corporation prohibits the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par
Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred eighty dollars ($1,234,580).

         IN WITNESS WHEREIN, said Burlington Northern Inc. has caused this certificate to be signed by Edmund W. Burke, its Executive Vice President, Law and Secretary and attested by Beverly A. Edwards, its Assistant Corporate Secretary, this 31st day of January, 1990.

(CORPORATE SEAL)                                   BURLINGTON NORTHERN INC.


                                                  By: /s/ EDMUND W. BURKE
                                                      -------------------
                                                      Edmund W. Burke,
                                                      Executive Vice President,
                                                      Law and Secretary



ATTEST:


By: /s/ BEVERLY A. EDWARDS
    ----------------------
    Beverly A. Edwards,
    Assistant Corporate Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST:   That at a meeting of the Board of Directors of Burlington
Northern Inc., held on December 13, 1990, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND: That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD:   That the Certificate of Incorporation of the corporation
prohibits the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred eighty dollars ($1,234,580).

         IN WITNESS WHEREIN, said Burlington Northern Inc. has caused this certificate to be signed by Edmund W. Burke, its Executive Vice President, Law and Secretary and attested by Beverly A. Edwards, its Assistant Corporate Secretary, this 22nd day of January, 1991.


(CORPORATE SEAL)                                   BURLINGTON NORTHERN INC.

                                                   By: /s/ EDMUND W. BURKE
                                                       -------------------
                                                       Edmund W. Burke,
                                                       Executive Vice President,
                                                       Law and Secretary

ATTEST:

By: /s/ BEVERLY A. EDWARDS
    ----------------------
    Beverly A. Edwards,
    Assistant Corporate Secretary

                           CERTIFICATE OF INCREASE OF
               NUMBER OF SHARES OF SERIES A JUNIOR PARTICIPATING
              CLASS A PREFERRED STOCK OF BURLINGTON NORTHERN INC.

         Pursuant to Section 151 of the General Corporation Law of the State of Delaware Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         That pursuant to the authority conferred upon the Board of Directors by Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation on December 19, 1991 adopted the following resolution increasing the number of shares of that certain series of the Corporation's Class A Preferred Stock Without Par Value designated as Series A Junior Participating Class A Preferred Stock:

         RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation and Section 151(g) of the General Corporation Law of the State of Delaware, the number of shares constituting that certain series of the Corporation's Class A Preferred Stock Without Par Value designated as the Series A Junior Participating Class A Preferred Stock shall be increased to 3,000,000.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Edmund W. Burke, its Executive Vice President, Law and Secretary and attested by Beverly A. Edwards, its Assistant Corporate Secretary, this 9th day of January, 1992.


(CORPORATE SEAL)                                   BURLINGTON NORTHERN INC.


                                                   By: /s/ EDMUND W. BURKE
                                                       -------------------
                                                       Edmund W. Burke,
                                                       Executive Vice President,
                                                       Law and Secretary


ATTEST:


By: /s/ BEVERLY A. EDWARDS
    ----------------------
    Beverly A. Edwards,
    Assistant Corporate Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST:    That at a meeting of the Board of Directors of Burlington
Northern Inc., held on December 19, 1991, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND:   That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD:    That the Certificate of Incorporation of the corporation
prohibits the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred eighty dollars ($1,234,580).

         IN WITNESS WHEREIN, said Burlington Northern Inc. has caused this certificate to be signed by Edmund W. Burke, its Executive Vice President, Law and Secretary and attested by Beverly A. Edwards, its Assistant Corporate Secretary, this 21st day of January, 1992.


(CORPORATE SEAL)                                   BURLINGTON NORTHERN INC.


                                                   By: /s/ EDMUND W. BURKE
                                                       -------------------------
                                                       Edmund W. Burke,
                                                       Executive Vice President,
                                                       Law and Secretary


ATTEST:

By: /s/ BEVERLY A. EDWARDS
    ---------------------------------
    Beverly A. Edwards,
    Assistant Corporate Secretary

                           CERTIFICATE OF DESIGNATION
                                       OF
                           % CUMULATIVE CONVERTIBLE
                   PREFERRED STOCK, SERIES A, NO PAR VALUE
                                       OF
                            BURLINGTON NORTHERN INC.

                        (PURSUANT TO SECTION 151 OF THE
               GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)

               -------------------------------------------------

BURLINGTON NORTHERN INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Finance Committee of the Board of Directors of the Corporation:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board of Directors") by the provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), and duly delegated to this Committee of the Board of Directors pursuant to Section 141(c) of the General Corporation Law of the State of Delaware, and pursuant to resolutions adopted by this Board of Directors on July 16, 1992, there hereby is created, out of the 25,000,000 shares of preferred Stock, no par value, of the Corporation authorized in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock consisting of 6,900,000 shares, which series shall have the following powers, designations, preferences, and relative, participating, optional, or other rights, and the following qualifications, limitations, and restrictions (in addition to the powers, designations, preferences, and relative, participating, optional, or other rights, and the qualifications, limitations, and restrictions, set forth in the Certificate of Incorporation which are applicable to preferred stock and/or to the Preferred Stock):

SECTION 1. DESIGNATION OF AMOUNT. The shares of such series shall be designated as "6 1/4% Cumulative Convertible Preferred Stock, Series A, No Par Value," (the "6 1/4% Preferred Stock") and the authorized number of shares constituting such series shall be 6,900,000. The 6 1/4% Preferred Stock shall be no par value stock.

SECTION 2. DIVIDENDS.

         (a) The holders of shares of the 6 1/4% Preferred Stock will be entitled to receive when, as, and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends on the shares of the 6 1/4% Preferred Stock at the rate of $3.125 per annum per share of 6 1/4% Preferred Stock, AND NO MORE, payable in arrears in equal quarterly installments on January 1, April 1, July 1, and October 1 of each year, commencing on January 1, 1993.
                 Such dividends shall be cumulative from the date of original issuance of any shares of the 6 1/4% Preferred Stock. Each such dividend shall be paid to the holders of record of the shares of the 6 1/4% Preferred Stock as they appear on the stock register of the Corporation on such record date, which shall be not more than 30 days nor less than 10 days preceding the dividend payment date thereof, as shall be fixed by the Board of Directors or a duly authorized committee thereof. If a holder converts a share or shares of the 6 1/4% Preferred Stock after the close of business on the record date for a dividend and before the opening of business on the payment date for such dividend (except for a share or shares called for redemption on a Redemption Date (as defined in Section 3(c) hereof) during the period from the close of business on any dividend payment record date to the close of business on the corresponding dividend payment date), then, pursuant to
                 Section 6 hereof, the holder will be required to pay to the Corporation at the time of such conversion the amount of such dividend.

         (b) If dividends are not paid in full, or declared in full, and sums set apart for the payment thereof, upon the shares of the 6 1/4% Preferred Stock and shares of any other preferred stock ranking on a parity as dividends with the 6 1/4% Preferred Stock, all dividends declared upon shares of the 6 1/4% Preferred Stock, and of any other preferred stock ranking on a parity as to dividends, shall be paid or declared pro rata so that in all cases the amount of dividends paid or declared per share on the 6 1/4% Preferred Stock, and such other preferred stock, shall bear to each other the same ratio that accumulated dividends per share, including dividends accrued or in arrears, if any, on the shares of the 6 1/4% Preferred Stock, and such other preferred stock, bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the shares of the 6 1/4% Preferred Stock have been paid or declared in full and sums set aside for the payment thereof, no dividends (other than dividends in shares of, or options, warrants, or rights to subscribe for or purchase shares of the Common Stock (as hereinafter defined) or in shares of any other capital stock of the Corporation ranking junior to the 6 1/4% Preferred Stock as to dividends) shall be paid or declared and set aside for payment or other distribution made upon the Corporation's Common Stock, without par value (the "Common Stock"), or, except as provided above, on any other capital stock of the Corporation ranking junior to or on a parity with the 6 1/4% Preferred Stock as to dividends, nor shall any shares of the Common Stock or shares of any other capital stock of the Corporation ranking junior to or on a parity with the 6 1/4% Preferred Stock as to dividends be redeemed, purchased, or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any such shares) by the Corporation or any subsidiary of the Corporation (except by conversion into or exchange for shares of capital stock of the Corporation ranking junior to the 6 1/4% Preferred Stock as to dividends). Holders of shares of the 6 1/4% Preferred Stock shall not be entitled to any dividends, whether payable in cash, property, or shares of capital stock, in excess of full accrued and cumulative dividends as herein provided. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on the shares of the 6 1/4% Preferred Stock that may be in arrears.

                 The terms "accrued dividends," "dividends accrued," and "dividends in arrears," whenever used herein with reference to shares of preferred stock shall be deemed to mean an amount which shall be equal to dividends thereon at the annual dividend rates per share for the respective series from the date or dates on which such dividends commence to accrue to the end of the then current quarterly dividend period for such preferred stock (or, in the case of redemption, to the date of redemption), less the amount of all dividends paid, or declared in full and sums set aside for the payment thereof, upon such shares of preferred stock.

         (c) Dividends payable on the shares of the 6 1/4% Preferred Stock for any period less than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable. Any dividend otherwise payable on a date which is not a business day will be paid on the next day which is a business day, but without interest.

SECTION 3. OPTIONAL REDEMPTION.

         (a) The shares of the 6 1/4% Preferred Stock will be redeemable at the option of the Corporation by resolution of its Board of Directors, in whole, or, from time to time, in part, at any time on or after December 26, 1995, at the following redemption prices per share, if redeemed during the twelve-month period beginning November 24 of the year indicated below, plus, in each case, all dividends accrued and unpaid on the shares of the 6 1/4% Preferred Stock up to the date fixed for the redemption, upon giving notice as provided hereinbelow:

                                    PRICE
                                    -----
         1995 ...................  $52.1875
         1996 ...................   51.8750
         1997 ...................   51.5625
         1998 ...................   51.2500
         1999 ...................   50.9375
         2000 ...................   50.6250
         2001 ...................   50.3125
         2002 and thereafter ....   50

         (b) If fewer than all of the outstanding shares of the 6 1/4% Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined pro rata or by lot or in such other manner and subject to such regulations as the Board of Directors in its sole discretion shall prescribe.

         (c) At least 30 days, but not more than 60 days, prior to the date fixed for the redemption of shares of the 6 1/4% Preferred Stock, a written notice shall be mailed in a postage prepaid envelope to each holder of record of the shares of 6 1/4% Preferred Stock to be redeemed, addressed to such holder at his post office address as shown on the records of the Corporation, notifying such holder of the election of the Corporation to redeem such shares, stating the date fixed for redemption thereof (the "Redemption Date"), and calling upon such holder to surrender to the Corporation, on the Redemption Date at the place designated in such notice, his certificate or certificates representing the number of shares specified in such notice of redemption. On or after the Redemption Date, each holder of shares of the 6 1/4% Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                 From and after the Redemption Date (unless default shall be made by the Corporation in payment of the redemption price), all dividends on the shares of the 6 1/4% Preferred Stock designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price of such shares (including all accrued and unpaid dividends up to the Redemption Date) upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever. At its election, the Corporation, prior to the Redemption Date, may deposit the redemption price (including all accrued and unpaid dividends up to the Redemption Date) of shares of the 6 1/4% Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company (having a capital surplus and undivided profits aggregating not less than $50,000,000) in the Borough of Manhattan, City and State of New York, or in any other city in which the Corporation at the time shall maintain a transfer agency with respect to such shares, in which case the aforesaid notice to holders of shares of the 6 1/4% Preferred Stock to be redeemed shall state the date of such deposit, shall specify the office of such bank or trust company as the place of payment of the redemption price, and shall call upon such holders to surrender the certificates representing such shares at such place on or after the date fixed in such redemption notice (which shall not be later than the Redemption Date) against payment of the redemption price (including all accrued and unpaid dividends up to the Redemption Date). Any interest accrued on such funds shall be paid to the Corporation from time to time. Any moneys so deposited which shall remain unclaimed by the holders of such shares of the 6 1/4% Preferred Stock at the end of two years after the Redemption Date shall be returned by such bank or trust company to the Corporation.

                 If a notice of redemption has been given pursuant to this
                 Section 3 and any holder of shares of the 6 1/4% Preferred Stock shall, prior to the close of business on the last business day preceding the Redemption Date, give written notice to the Corporation pursuant to Section 6 below of the conversion of any or all of the shares to be redeemed held by such holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation, and any necessary transfer tax payment, as required by Section 6 below), then such redemption shall not become effective as to such shares to be converted, such conversion shall become effective as provided in Section 6 below, and any moneys set aside by the Corporation for the redemption of such shares of converted 6 1/4% Preferred Stock shall revert to the general funds of the Corporation.

         (d) Shares of the 6 1/4% Preferred Stock redeemed, repurchased, retired, or otherwise acquired by the Corporation (whether pursuant to the provisions of Section 3 or otherwise), or surrendered to the Corporation upon conversion, or which were not originally issued as part of a contemplated public offering of such 6 1/4% Preferred Stock, shall cease to be shares of the 6 1/4% Preferred Stock and shall thereupon be retired and may not be reissued as shares of the 6 1/4% Preferred Stock, but shall thereafter have the status of authorized but unissued shares of the Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series of the Preferred Stock by the Board of Directors.

SECTION 4. VOTING RIGHTS.

         (a) Except as otherwise set forth hereafter, or by the laws of the State of Delaware specifically provided, the holders of shares of the 6 1/4% Preferred Stock shall not be entitled to vote on any question or matter, or in any proceedings, or to be represented at or to receive notice of any meeting of stockholders of the Corporation; provided, however, that the holders of the 6 1/4% Preferred Stock will have voting rights as provided in this Section 4 and in Section 8 hereof. When the holders of the 6 1/4% Preferred Stock vote on any matter as members of a class which does not include the holders of Common Stock, the holders of 6 1/4% Preferred Stock shall be entitled to an aggregate number of votes which is in the same proportion to the total number of class votes as the aggregate liquidation preference of the outstanding shares of 6 1/4% Preferred Stock bears to the aggregate liquidation preference of all shares of capital stock in the class; and each holder of 6 1/4% Preferred Stock shall be entitled to his or her proportionate share of the aggregate number of votes to which the holders of 6 1/4% Preferred Stock are entitled.

         (b) In the event that the Corporation shall have failed to declare and pay or set apart for payment in full the dividends accumulated on the outstanding shares of the 6 1/4% Preferred Stock for any six quarterly dividend payment periods, whether or not consecutive (a "Preferential Dividend Non-Payment"), the number of directors of the Corporation shall be increased by two and the holders of outstanding shares of the 6 1/4% Preferred Stock, voting together as a class with all other series of Preferred Stock of the Corporation ranking on a parity with the 6 1/4% Preferred Stock with respect to dividends or distribution of assets upon liquidation and then entitled to vote on the election of such additional directors, shall be entitled to elect, as a single class separately from the holders of any other class of capital stock of the Corporation, two additional directors until the full dividends accumulated on all outstanding shares of the 6 1/4% Preferred Stock have been declared and paid or set apart for payment. Upon the occurrence of a Preferential Dividend Non-Payment, the Board of Directors shall, within a reasonable period, call a special meeting of the holders of shares of the 6 1/4% Preferred Stock and all holders of other classes or series of preferred stock of the Corporation ranking on a parity with the 6 1/4% Preferred Stock with respect to the payment of dividends or distribution of assets upon liquidation who are then entitled to vote on the election of such additional directors for the purpose of electing the additional directors provided by the foregoing provisions. If and when all accumulated dividends on the shares of the 6 1/4% Preferred Stock have been declared and paid or set aside for payment in full, the holders of shares of the 6 1/4% Preferred Stock shall be divested of the special voting rights provided by this
                 Section 4(b), subject to revesting in the event of each and every subsequent Preferential Dividend Non-Payment. Upon termination of such special voting rights attributable to all holders of shares of the 6 1/4% Preferred Stock and shares of any other class or series of preferred stock of the Corporation ranking on a parity with the 6 1/4% Preferred Stock with respect to payment of dividends or distribution of assets upon liquidation, the term of office of each Director elected by the holders of shares of the 6 1/4% Preferred Stock and such parity Preferred Stock (a "Preferred Stock Director") pursuant to such special voting rights shall forthwith terminate and the number of directors constituting the entire Board of Directors shall be reduced by the number of Preferred Stock Directors. Any Preferred Stock Director may be removed by, and shall not be removed otherwise than by, the vote of the holders of record of a majority of the outstanding shares of the 6 1/4% Preferred Stock and all other series of Preferred Stock ranking on a parity with the 6 1/4% Preferred Stock with respect to the payment of dividends or distribution of assets upon liquidation who were entitled to vote in such Preferred Stock Director's election, voting as a separate class, at a meeting called for such purpose.

         (c) So long as any shares of this Series are outstanding, the bylaws of the Corporation shall contain provisions ensuring that the number of Directors constituting the entire Board of Directors of the Corporation shall at all times be such that the exercise, by the holders of shares of the 6 1/4% Preferred Stock and the holders of parity Preferred Stock, of the right to elect Directors under the circumstances provided for in subclause (a) of this Section 4 will not contravene any provision of this Certificate of Incorporation restricting the number of Directors which may constitute the entire Board of Directors of the Corporation.

         (d) Directors elected pursuant to subclause (b) of this Section 4 shall serve until the earlier of (1) the next annual meeting of the stockholders of the Corporation and the election (by the holders of shares of the 6 1/4% Preferred Stock and the holders of parity Preferred Stock) and qualification of their respective successors, or (2) the date upon which all dividends in default on the shares of the 6 1/4% Preferred Stock and such other parity Preferred Stock shall have been paid in full.

         (e) So long as a Preferential Dividend Non-Payment shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office or, if none remain in office, by vote of the holders of record of a majority of the outstanding shares of the 6 1/4% Preferred Stock and all other series of Preferred Stock ranking on a parity with the 6 1/4% Preferred Stock with respect to the payment of dividends or distribution of assets upon liquidation who are then entitled to vote in the election of such Preferred Stock Directors as provided above. As long as the preferential Dividend Non-Payment shall continue, holders of shares of the 6 1/4% Preferred Stock shall not, as such stockholders, be entitled to vote on the election or removal of directors other than Preferred Stock Directors, but shall not be divested of any other voting rights provided to such stockholders by law with respect to any other matter to be acted upon by the stockholders of the Corporation.

SECTION 5. LIQUIDATION RIGHTS

         (a) In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the 6 1/4% Preferred Stock shall be entitled to receive, in cash, out of the remaining net assets of the Corporation, the amount of Fifty Dollars ($50.00) for each share of the 6 1/4% Preferred Stock, plus an amount equal to all dividends accrued and unpaid on each such share up the date fixed for distribution, AND NO MORE, before any distribution shall be made to the holders of shares of the Common Stock or any other capital stock of the Corporation ranking (as to any such distribution) junior to the 6 1/4% Preferred Stock. If, upon any liquidation, dissolution, or winding up of the Corporation, the assets distributable among the holders of shares of the 6 1/4% Preferred Stock and all other classes and series of preferred stock ranking (as to any such distribution) on a parity with the 6 1/4% Preferred Stock are insufficient to permit the payment in full to the holders of all such shares of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among the holders of the shares of the 6 1/4% Preferred Stock and any such other classes and series of preferred stock ranking (as to any such distribution) on a parity with the 6 1/4% Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full.


         (b) For purposes of this Section 5, a distribution of assets in any dissolution, winding up, or liquidation shall not include
                 (i) any consolidation or merger of the Corporation with or into any other corporation or (ii) a sale or other disposition of all or substantially all of the Corporation's assets to another corporation.

         (c) After the payment of the full preferential amounts provided for herein to the holders of shares of the 6 1/4% Preferred Stock or funds necessary for such payment have been set aside in trust for the holders thereof, such holders shall be entitled to no other or further participation in the distribution of the assets of the Corporation.

SECTION 6. CONVERSION

         (a) Holders of shares of the 61/4% Preferred Stock shall have the right, exercisable at any time and from time to time, except in the case of shares of the 6 1/4% Preferred Stock called for redemption, to convert all or any such shares of the 6 1/4% Preferred Stock into such number of whole shares of the Common Stock as is equal to the aggregate liquidation preference amount of the shares of 6 1/4% Preferred Stock surrendered for conversion divided by the conversion price of $47 per share of such Common Stock (equivalent to a conversion rate of 1.0638298 shares of the Common Stock for each share of the 6 1/4% Preferred Stock so converted), subject to adjustment as described below. In the case of shares of the 6 1/4% Preferred Stock called for redemption, conversion rights will expire at the close of business on the day preceding the date fixed for redemption. Notice of an optional redemption must be mailed not less than 30 days and not more than 60 days prior to the Redemption Date. Upon conversion, no adjustment or payment will be made on account of accrued or unpaid dividends, but if any holder surrenders a share of the 6 1/4% Preferred Stock for conversion after the close of business on the record date for the payment of a dividend and prior to the opening of business on the next dividend payment date, then, notwithstanding such conversion, the dividend payable on such dividend payment date will be paid to the registered holder of such share of the 6 1/4% Preferred Stock on such record date. In such event, such share of the 6 1/4% Preferred Stock, when surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date (except for a share or shares of the 6 1/4% Preferred Stock called for redemption on a Redemption Date (as defined in Section 3(c) hereof) during the period from the close of business on any dividend payment record date to the close of business on the corresponding dividend payment date), must be accompanied by payment of an amount equal to the dividend payable on such dividend payment date on the share so converted. A holder of shares of the 6 1/4% Preferred Stock on a dividend payment record date who (or whose transferee) converts such shares of 6 1/4% Preferred Stock on a dividend payment date will receive the dividend payable on such shares of 6 1/4% Preferred Stock by the Corporation on such dividend payment date, and the converting holder need not include payment in the amount of such dividend upon surrender of shares of the 6 1/4% Preferred Stock for conversion on such dividend payment date.

         (b) Any holder of a share or shares of the 6 1/4% Preferred Stock electing to convert such share or shares thereof shall deliver the certificate or certificates therefor to the principal office of any transfer agent for the

                 Common Stock, with the form of notice of election to convert as the Corporation shall prescribe fully completed and duly executed and (if so required by the Corporation or any conversion agent) accompanied by instruments of transfer in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or his duly authorized attorney, and transfer taxes, stamps or funds therefor or evidence of payment thereof if required pursuant to Section 6(a) or 6(d) hereof. The conversion right with respect to any such shares shall be deemed to have been exercised at the date upon which the certificates therefor accompanied by such duly executed notice of election and instruments of transfer and such taxes, stamps, funds or evidence of payment shall have been so delivered, and the person or persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of the Common Stock upon said date.

         (c) No fractional shares of the Common Stock or scrip representing fractional shares shall be issued upon conversion of shares of the 6 1/4% Preferred Stock. If more than one share of the 6 1/4% Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of the Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the 6 1/4% Preferred Stock so surrendered. Instead of any fractional shares of the Common Stock which would otherwise be issuable upon conversion of any shares of the 6 1/4% Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price for the Common Stock on the last trading day preceding the date of conversion. The closing price for such day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Common Stock or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system. If the Common Stock is not quoted on NASDAQ or any comparable system, the Board of Directors shall in good faith determine the current market price on the basis of such quotation as it considers appropriate.

         (d) If a holder converts a share or shares of the 6 1/4% Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon the conversion. The holder, however, shall pay to the Corporation the amount of any tax which is due (or shall establish to the satisfaction of the Corporation payment thereof) if the shares are to be issued in a name other than the name of such holder and shall pay to the Corporation any amount required by the last sentence of Section 6(a) hereof.

         (e) The Corporation shall reserve and shall at all times have reserved out of its authorized but unissued shares of the Common Stock enough shares of the Common Stock to permit the conversion of the then outstanding shares of the 6 1/4% Preferred Stock. All shares of Common Stock which may be issued upon conversion of shares of the 6 1/4% Preferred Stock shall be validly issued, fully paid and nonassessable. In order that the Corporation may issue shares of the Common Stock upon conversion of shares of the 6 1/4% Preferred Stock, the Corporation will endeavor to comply with all applicable Federal and State securities laws and will endeavor to list such shares of the Common Stock to be issued upon conversion on each securities exchange on which the Common Stock is listed.

         (f) The conversion price in effect at any time shall be subject to adjustment from time to time as follows:

                 (i) In case the Corporation shall (1) pay a dividend or make a distribution in shares of the Common Stock to holders of any class of capital stock of the Corporation, (2) subdivide or reclassify the outstanding shares of the Common Stock into a greater number of shares of the Common Stock or (3) combine the outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, the conversion price immediately prior to such action shall be adjusted so that the holder of any shares of the 6 1/4% Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Common Stock which he would have owned immediately following such action had such shares of the 6 1/4% Preferred Stock been converted immediately prior thereto. An adjustment made pursuant to this
                          Section 6(f)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                 (ii) In case the Corporation shall issue rights or warrants to all holders of the Common Stock (other than those rights to purchase shares of Series A Junior Participating Class A Preferred Stock, declared and distributed on July 10, 1986, to holders of the Common Stock, which became exercisable if a person or group acquires securities representing 20 percent or more of the Corporation's voting securities or announces a tender offer which would result in such ownership without the prior consent of the Corporation or any similar rights issued under any successor shareholder rights plan) entitling them to subscribe for or purchase shares of the Common Stock (or securities convertible into shares of the Common Stock) at a price per share less than the current market price (as determined pursuant to Section 6(f)(iv)) of the Common Stock on such record date, the number of shares of the Common Stock into which each share of the 6 1/4% Preferred Stock shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of shares of the Common Stock into which such share of the 6 1/4% Preferred Stock was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding on such record date plus the number of additional shares of the Common Stock offered (or into which the convertible securities so offered are convertible), and of which the denominator shall be the number of shares of the Common Stock outstanding on such record date, plus the number of shares of the Common Stock which the aggregate offering price of the offered shares of the Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price. Such adjustments shall become effective immediately after such record date.

                 (iii) In case the Corporation shall distribute to all holders of the Common Stock evidences of indebtedness or other assets, including securities, but excluding those dividends, rights, warrants, and distributions referred to in Section 6(f)(i) and (ii), and dividends and distributions paid in cash out of profits or surplus, or shall distribute to all holders of the Common Stock rights or warrants to subscribe for securities (other than those referred to in Section 6(f)(ii), then, in each such case, the number of shares of the Common Stock into which each share of the 6 1/4%

                          Preferred Stock shall be convertible shall be adjusted so that the same shall equal the number determined by multiplying the number of shares of the Common Stock into which such share of the 6 1/4% Preferred Stock was convertible immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in Section 6(f)(iv) of the Common Stock on the record date mentioned below, and of which the denominator shall be such current market price of the Common Stock, less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of the Common
                          Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of the Common Stock entitled to receive such distribution.
                           Notwithstanding the foregoing, in the event that the
                          Corporation shall distribute rights or warrants
                          (other than those referred to in Section 6(f)(ii)) ("Rights") pro rata to holders of the Common Stock, the Corporation may, in lieu of making any adjustment pursuant to this Section 6(f)(iii), make proper provision so that each holder of a share of the 6 1/4% Preferred Stock who converts such share after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of the Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the
                          "Distribution Date"), the same number of Rights to which a holder of a number of shares of the Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of the Common Stock into which a share of the 6 1/4% Preferred Stock so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                 (iv) The current market price per share of the Common Stock on any date shall be deemed to be the average of the daily closing prices for thirty consecutive trading days commencing forty-five trading days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Common Stock, or in case no reported sale takes place the average of the closing bid and asked prices, on NASDAQ or any comparable system, or if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose.

                 (v) In any case in which this Section 6 shall require that an adjustment be made immediately following a record date, the Corporation may elect to defer (but only until five business days following the mailing of the notice described in Section 6(j)) issuing to the holder of any share of the 6 1/4% Preferred Stock converted after such record date the shares of the Common Stock and other capital stock of the Corporation issuable upon such conversion over and above the shares of the Common Stock and other capital stock of the Corporation issuable upon such conversion only on the basis of the conversion price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Corporation shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

         (g) No adjustment in the conversion price shall be required until cumulative adjustments result in a concomitant change of 1% or more of the conversion price as existed prior to the last adjustment of the conversion price; provided, however, that any adjustments which by reason of this Section 6(g) are not required to be made shall be carried forward and taken into account in any subse-quent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment to the conversion price shall be made for cash dividends.

         (h) In the event that, as a result of an adjustment made pursuant to Section 6(f), the holder of any share of the 6 1/4% Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Corporation other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any shares of the 6 1/4% Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 6.

         (i) The Corporation may make such decreases in the conversion price, in addition to those required by Sections 6(f)(i), (ii) and (iii), as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the holders of the Common Stock.

         (j) Whenever the conversion price is adjusted, the Corporation shall promptly mail to all holders of record of shares of the 6 1/4% Preferred Stock a notice of the adjustment and shall cause to be prepared a certificate signed by a principal financial officer of the corporation setting forth the adjusted conversion price and a brief statement of the facts requiring such adjustment and the computation thereof; such certificate shall forthwith be filed with each transfer agent for the shares of the 6 1/4% Preferred Stock.

         (k)     In the event that:

                 (1) the Corporation takes any action which would require an adjustment in the conversion price,

                 (2) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and stockholders of the Corporation must approve the transaction, or

                 (3) there is a dissolution or liquidation of the Corporation,

                 a holder of shares of the 6 1/4% Preferred Stock may wish to convert some or all of such shares into shares of the Common Stock prior to the record date for, or the effective date of, the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of the Common Stock on that date may receive.
                 Therefore, the Corporation shall mail to holders of shares of the 6 1/4% Preferred Stock a notice stating the proposed record or effective date of the transaction, as the case may be. The Corporation shall mail the notice at least 10 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 6(k).

         (1) If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of the Common Stock issuable upon conversion of shares of the 6 1/4% Preferred Stock (other than a change in par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Corporation is a party other than a merger in which the Corporation is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of the Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Corporation as an entirety, then the Corporation, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, provide in its certificate of incorporation or other charter document that each share of the 6 1/4% Preferred Stock shall be convertible into the kind and amount of shares of capital stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of the Common Stock deliverable upon conversion of such share of the 6 1/4% Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such certificate of incorporation or other charter document shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The foregoing, however, shall not in any way affect the right a holder of a share of the 6 1/4% Preferred Stock may otherwise have, pursuant to clause (ii) of the last sentence of Section 6(f)(iii), to receive Rights upon conversion of a share of the 6 1/4% Preferred Stock. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of the Common Stock includes shares of capital stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then the certificate of incorporation or other charter document of such other corporation shall contain such additional provisions to protect the interests of the holders of shares of the 6 1/4% Preferred Stock as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provision of this Section 6(1) shall similarly apply to successive consolidations, mergers, sales or conveyances.

SECTION 7. RANKING. With regard to rights to receive dividends or distributions upon liquidation of the Corporation, the 6 1/4% Preferred Stock shall rank prior to the Common Stock and on a parity with any other Preferred Stock or the $10 par value Preferred Stock issued by the Corporation, unless the terms of such other Preferred Stock provide otherwise and, if applicable, the requirements of Section 8 hereof have been complied with.

SECTION 8. LIMITATIONS. In addition to any other rights provided by applicable law, so long as any shares of the 6 1/4% Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote, or the written consent as provided by law, of the holders of at least two-thirds (2/3) of the outstanding shares of the 6 1/4% Preferred Stock, voting as a single class:

         (a) create, authorize, or issue any class or series of, or rights to subscribe to or any security convertible into, capital stock ranking senior to the 6 1/4% Preferred Stock as to payment of dividends, in distribution of assets upon liquidation or in voting rights; or

         (b) amend, alter or appeal, whether by merger, consolidation or otherwise, any of the provisions of the Certificate of Incorporation (including this Certificate of Designation) that would change the preferences, rights or powers with respect to the 6 1/4% Preferred Stock so as to affect the 6 1/4% Preferred Stock adversely;

but (except as otherwise required by applicable law) nothing herein contained shall require such a vote or consent (i) in connection with any increase in the total number of authorized shares of the Common Stock, or (ii) in connection with the authorization or increase of any class or series of shares ranking, as to dividends and distribution of assets upon liquidation, pari passu with or junior to the 6 1/4% Preferred Stock; provided, however, that no such vote or written consent of the holders of the shares of the 6 1/4% Preferred Stock shall be required if, at or prior to the time when the issuance of any such shares ranking ration (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of capital stock of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by David C. Anderson, its Executive Vice President - Chief Financial Officer, and attested by Edmund W. Burke, Esq., its Executive Vice President, Law and Secretary, this 24th day of November 1992.

                                        BURLINGTON NORTHERN INC.

                                        By: /s/ DAVID C. ANDERSON
                                            --------------------------
                                            David C. Anderson
                                            Executive Vice President -
                                            Chief Financial Officer
Attested:

By: /s/ EDMUND W. BURKE, ESQ.
    -------------------------
    Edmund W. Burke, Esq.
    Executive Vice President,
    Law and Secretary

                      CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 17, 1992, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

         SECOND: That the shares of capital stock of the corporation, which are retired, are identified as being one hundred twenty-three thousand four hundred fifty-eight (123,458) shares of the $10 Par Value Preferred Stock.

         THIRD: That the Certificate of Incorporation of the corporation prohibits the reissuance of the shares of $10 Par Value Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the $10 Par Value Preferred Stock to the extent of one hundred twenty-three thousand four hundred fifty-eight (123,458) shares, being the total number of shares retired with a par value of ten dollars ($10) per share and an aggregate par value of one million two hundred thirty-four thousand five hundred eighty dollars ($1,234,580).

         IN WITNESS WHEREIN, said Burlington Northern Inc. has caused this certificate to be signed by Edmund W. Burke, its Executive Vice President, Law and Secretary and attested by Beverly A. Edwards, its Assistant Secretary, this 19 day of January, 1993.

                                        BURLINGTON NORTHERN INC.

(CORPORATE SEAL)
                                        By: /s/ EDMUND W. BURKE,
                                            ------------------------
                                            Edmund W. Burke,
                                            Executive Vice President,
                                            Law and Secretary

ATTEST:

By: /s/ BEVERLY A. EDWARDS
    ----------------------
    Beverly A. Edwards,
    Assistant Secretary

                       CERTIFICATE OF RETIREMENT OF STOCK

         Burlington Northern Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Burlington Northern Inc., held on December 17, 1992, a resolution was duly adopted which allowed for the redemption on July 15, 1993, of all the outstanding $10 Par Value Preferred Stock of said corporation at a redemption price of $10.00 per share plus accrued dividends in the amount of $0.067222 per share for the period from June 2, 1993, to the Redemption Date, or an aggregate of $10.067222 per share.

             SECOND: That on July 15, 1993, all of the said outstanding shares of the stock were redeemed. Pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided the Certificate of Incorporation of said corporation shall be amended so as to reflect the full retirement of this Stock.

             IN WITNESS WHEREIN, said Burlington Northern Inc. has caused this certificate to be signed by Edmund W. Burke, its Executive Vice President, Law and Secretary and attested by Beverly A. Edwards, its Assistant Secretary, this 12 day of October 1993.

                                        BURLINGTON NORTHERN INC.

                                        By: /s/ EDMUND W. BURKE
                                             -------------------
                                            Edmund W. Burke
                                            Executive Vice President,
                                            Law and Secretary


ATTEST:

By: /s/ BEVERLY A. EDWARDS
    ----------------------
    Beverly A. Edwards
    Assistant Secretary